UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-2183
                                   ---------------------------------------------

                         MassMutual Corporate Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     1500 Main Street, Suite 600, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                 Rodney J. Dillman, Vice President and Secretary
    1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 12/31/07
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                              [LOGO]   MASSMUTUAL CORPORATE INVESTORS

                                       2007 ANNUAL REPORT

MassMutual Corporate Investors

MassMutual Corporate Investors
c/o Babson Capital Management LLC
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.BabsonCapital.com/mci

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

 MCI
Listed
 NYSE

PROXY VOTING POLICIES & PROCEDURES;
PROXY VOTING RECORD

The Trustees of MassMutual Corporate Investors (the "Trust") have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC ("Babson Capital"). A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, tollfree 1-866-399-1516; (2) on the Trust's website at http:// www.BabsonCapital.com/mci; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www. sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available (1) on the Trust's web-site at http://www.BabsonCapital.com/mci; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http://www.BabsonCapital.com/mci or upon request by calling, toll-free, 1-866-399-1516.

MASSMUTUAL CORPORATE INVESTORS

MassMutual Corporation Investors is a closed-end investment company, first offered to the public over 35 years ago, whose shares are traded on the New York Stock Exchange.
--------------------------------------------------------------------------------

                                                  MassMutual Corporate Investors

INVESTMENT OBJECTIVE & POLICY

MassMutual Corporate Investors (the "Trust") is a closed-end investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMuInv" under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 25, 2008 at 2:00 P.M. in Springfield, Massachusetts.
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                                                                               1

MassMutual Corporate Investors

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

                            [BAR CHART APPEARS HERE]

       17.12    7.53    7.28    5.91    4.80   22.61   22.76   20.04   18.09    8.58   MASSMUTUAL CORPORATE
                                                                                       INVESTORS (BASED ON CHANGE
                                                                                       IN THE NET ASSET VALUE WITH
                                                                                       REINVESTED DIVIDENDS)

       -2.56   21.26   -3.03    2.49  -20.48   47.25   18.33    4.55   18.37   -1.57   RUSSELL 2000 INDEX


        1.87    2.39   -5.86    5.28   -1.41   28.97   11.13    2.74   11.85    1.87   LEHMAN BROTHERS U.S.
                                                                                       CORPORATE HIGH YIELD INDEX)

        1998    1999    2000    2001    2002    2003    2004    2005    2006    2007

* Data for MassMutual Corporate Investors (the "Trust") represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on market value of the Trust's shares due to the difference between the Trust's net asset value and the market value of its shares outstanding (see page 12 for total investment return based on market value); past performance is no guarantee of future results.

PORTFOLIO COMPOSITION AS OF 12/31/07*

                            [PIE CHART APPEARS HERE]

            Private / 144A                     Cash & Short Term
            High Yield Debt                    Invesments
            52.0%                              7.1%

            Private Investment                 Public High
            Grade Debt                         Yield Debt
            1.3%                               22.4%

            Private / Restricted               Public Equity
            Equity                             2.7%
            14.5%

*Based on value of total investments (including cash)

--------------------------------------------------------------------------------
2

                                                  MassMutual Corporate Investors

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2007.

THE TRUST'S 2007 PORTFOLIO PERFORMANCE

The Trust's net total portfolio rate of return for 2007 was 8.58%, as measured by the change in net asset value, assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $251,163,022, or $27.19 per share, as of December 31, 2007 compared to $251,689,646, or $27.51 per share, as of December 31, 2006. The Trust paid a quarterly dividend of 52 cents per share for the first quarter of 2007 and then 54 cents per share for the next three quarters, with the fourth quarter dividend paid in January 2008. In addition, the Trust declared a special year-end dividend of 43 cents per share, paid in January 2008 to shareholders of record on December 31, 2007, bringing total dividends for the year to $2.57 per share. We are very pleased with the Trust's 2007 portfolio performance.

The table below lists the average annual net returns of the Trust's portfolio, based on the change in net assets, assuming the reinvestment of all dividends and distributions, compared to the average annual returns of the Lehman Brothers U.S. Corporate High Yield Index and the Russell 2000 Index for the 1, 3, 5 and 10 years ended December 31, 2007.

                                      Lehman Brothers U.S.           Russell
                   The Trust       Corporate High Yield Index      2000 Index
--------------------------------------------------------------------------------
1 Year               8.58%                   1.87%                   -1.57%
--------------------------------------------------------------------------------
3 Year              15.46%                   5.39%                    6.80%
--------------------------------------------------------------------------------
5 Year              18.30%                  10.90%                   16.24%
--------------------------------------------------------------------------------
10 Year             13.26%                   5.51%                    7.08%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results.

[PHOTO OF PRESIDENT AND CHAIRMAN]

Left to right:

Clifford M. Noreen
PRESIDENT

Roger W. Crandall
CHAIRMAN

--------------------------------------------------------------------------------

MassMutual Corporate Investors

The U.S. economy and investment markets started the year strong but 2007 will long be remembered for the major mortgage- and credit-market crisis that wreaked havoc in the second half of the year and into 2008. The issues began in the residential sub-prime mortgage market, where underwriting standards that began loosening in 2005 allowed many homeowners to borrow debt that could only be supported by continuously rising home prices. As housing prices softened, mortgage defaults and foreclosures rose dramatically and mortgage-related collateralized debt obligation (CDO) products also suffered. General investor confidence began to tumble, and the major stock market indexes experienced declines and volatility not seen in some time, eventually closing the year with modest gains but concerns among many analysts of what could be next.

Overall, the US economy finished 2007 on an uncertain note. The unemployment rate was 5 percent in December, up from 4.5 percent the previous year, according to the US Department of Labor. Also, core inflation was 2.3 percent at year's end, not quite as bad as the 2.6 percent increase during 2006. The value of the dollar versus several other currencies, however, dropped precipitously in 2007.

The corporate credit market continued a remarkable run, as corporate credit defaults around the globe continued their downward trend for the fifth consecutive year, according to Moody's Investors Service. Moody's global issuer-weighted speculativegrade default rate finished the year at 0.9 percent, down from 1.7 percent in 2006 and its lowest level since 1981. Moody's expects the default rate to climb in 2008 to 4.8 percent and reach its historical average of 5 percent in 2009. Corporate bond spreads widened significantly in the second half of 2007 and the trend continued at the beginning of 2008.

PORTFOLIO ACTIVITY

Overall, the Trust closed 20 new private placement transactions during 2007 and added to five existing private placement investments. Total direct placement purchases were $44,507,493.

--------------------------------------------------------------------------------
4

                                                  MassMutual Corporate Investors

New private placement transactions invested in during the year were: Advanced Technologies Holdings, Inc.; AHC Holding Company Inc.; Aero Holdings, Inc.; Connecticut Electric, Inc.; Electra Bicycle Company LLC; Golden Country Foods Holding, Inc.; NetShape Technologies, Inc.; K H O F Holdings, Inc.; K W P I Holdings Corporation; K-Tek Holding Corporation; Mail Communications Group, Inc.; Nesco Holdings Corporation; Pacific Consolidated Holdings LLC; Smart Source Holdings LLC; Torrent Group Holdings, Inc.; Total Equipment & Service, Inc.; Transpac Holding Company; Visioneering, Inc.; Waggin' Train Holdings LLC; and Workplace Media Holding Co.

In addition, the Trust added to existing private placement investments in HM Holding Company; Moss, Inc.; NABCO, Inc.; Savage Sports Holding, Inc.; and Transtar Holding Company.

The Trust also had 14 realizations in 2007.

[PHOTO OF OFFICERS]

Left to right:

James M. Roy
VICE PRESIDENT & CHIEF
FINANCIAL OFFICER

Rodney J. Dillman
VICE PRESIDENT, SECRETARY
& CHIEF LEGAL OFFICER

Jill A. Fields
VICE PRESIDENT

Michael P. Hermsen
VICE PRESIDENT

Michael L. Klofas
VICE PRESIDENT

Richard E. Spencer, II
VICE PRESIDENT

--------------------------------------------------------------------------------

MassMutual Corporate Investors

OUTLOOK FOR 2008

The year 2008 opened with worldwide financial markets under pressure. The credit crisis continues to find new victims and with each new report, investor confidence wanes further. Consumer confidence showed cracks in late 2007, and the housing market may take some time to hit bottom. Oil prices rose to new heights in the latter half of 2007 and approached $100 per barrel. Early Fed action in 2008 indicates that it is targeting lower interest rates to help the residential real estate market and weakening economy. As always, no one can predict the future with any degree of certainty.

Despite all this, merger and acquisition activity continued at a record pace in 2007, although activity is expected to be lower in 2008. Last year saw $4.5 trillion in announced deals worldwide, up 24 percent from 2006, according to Thomson Financial, and included the three largest leveraged buyouts in history. Private equity firms had been a significant part of the activity in the first six months of 2007 (reportedly more than 30 percent of total volume), but nearly disappeared in the second half of the year and are expected to be very quiet at the start of 2008. Corporate buyers are expected to be more active players, as they are flush with cash.

Regardless of the economic environment, however, the Trust continues to repeatedly employ the investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business model, solid cash flow and experienced, ethical management. This philosophy, combined with Babson Capital's seasoned investment-management team and the Trust's financial position, contribute to the Trust being well positioned for future investment opportunities that meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of MassMutual Corporate Investors.

Sincerely,

/s/ Clifford M. Noreen
Clifford M. Noreen,
President

Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

--------------------------------------------------------------------------------
2007            Record    Net Investment    Short-Term     Tax     Long-Term
Dividends        Date         Income           Gains      Effect     Gains
--------------------------------------------------------------------------------
Regular        05/07/07      $0.5200            --                     --
               07/27/07       0.5400            --                     --
               10/29/07       0.5400            --                     --
               12/31/07       0.5400            --                     --
Special        12/31/07       0.4300            --                     --
--------------------------------------------------------------------------------
                             $2.5700         $  --       $2.5700    $  --
================================================================================

The following table summarizes the tax effects of the retention of capital gains for 2007:

                                Amount Per Share            Form 2439
--------------------------------------------------------------------------------
2007 Gains Retained                  0.2820                  Line 1a
Long-Term Gains Retained             0.2820
Taxes Paid                           0.0987                  Line 2*
Basis Adjustment                     0.1833                     **

* IF YOU ARE NOT SUBJECT TO FEDERAL CAPITAL GAINS TAX (E.G., CHARITABLE ORGANIZATIONS, IRAS AND KEOGH PLANS), YOU MAY BE ABLE TO CLAIM A REFUND BY FILING FORM 990-T.
** FOR FEDERAL INCOME TAX PURPOSES, YOU MAY INCREASE THE ADJUSTED COST BASIS OF
   YOUR SHARES BY THIS AMOUNT (THE EXCESS OF LINE 1A OVER LINE 2).

                    Qualified for Dividend                                       Interest Earned on
Annual Dividend      Received Deduction***        Qualified Dividends****      U.S. Gov't. Obligations
Amount Per Share    Percent   Amount Per Share   Percent   Amount Per Share   Percent   Amount Per Share
---------------------------------------------------------------------------------------------------------
     $2.57           14.9098%       0.3822        15.8036%       0.4051       0%             0.0000
=========================================================================================================

***  Not available to individual shareholders
**** Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2007

--------------------------------------------------------------------------------
6

                                                  MassMutual Corporate Investors

FINANCIAL REPORT

Consolidated Statement of Assets and Liabilities..........................     8

Consolidated Statement of Operations......................................     9

Consolidated Statement of Cash Flows......................................    10

Consolidated Statements of Changes in Net Assets..........................    11

Consolidated Selected Financial Highlights................................    12

Consolidated Schedule of Investments...................................... 13-34

Notes to Consolidated Financial Statements................................ 35-40

Report of Independent Registered Public Accounting Firm...................    41

Interested Trustees....................................................... 42-43

Independent Trustees...................................................... 44-46

Officers of the Trust.....................................................    47



--------------------------------------------------------------------------------

MassMutual Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
  (Cost - $191,421,477)                                           $ 193,140,254
Corporate public securities at market value
  (Cost - $72,192,575)                                               71,410,379
Short-term securities at amortized cost                              19,600,600
                                                                  -------------
                                                                    284,151,233
                                                                  -------------

Cash                                                                    668,459
Interest and dividends receivable                                     6,055,175
Receivable for investments sold                                       1,535,785
                                                                  -------------
  TOTAL ASSETS                                                      292,410,652
                                                                  -------------

LIABILITIES:

Dividend payable                                                      8,960,490
Investment advisory fee payable                                         784,884
Note payable                                                         30,000,000
Interest payable                                                        211,557
Accrued expenses                                                        155,868
Accrued taxes payable                                                 1,133,101
Other payables                                                            1,730
                                                                  -------------
TOTAL LIABILITIES                                                    41,247,630
                                                                  -------------
TOTAL NET ASSETS                                                  $ 251,163,022
                                                                  =============

NET ASSETS:

Common shares, par value $1.00 per share; an
unlimited number authorized                                       $   9,237,619
Additional paid-in capital                                          110,814,116
Retained net realized gain on investments, prior years              126,854,715
Undistributed net investment income                                   1,765,219
Accumulated net realized gain on investments                          1,554,772
Net unrealized appreciation of investments                              936,581
                                                                  -------------
TOTAL NET ASSETS                                                  $ 251,163,022
                                                                  =============
COMMON SHARES ISSUED AND OUTSTANDING                                  9,237,619
                                                                  -------------
NET ASSET VALUE PER SHARE                                         $       27.19
                                                                  =============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
8

MassMutual Corporate Investors

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2007

INVESTMENT INCOME:

Interest                                                          $  25,451,911
Dividends                                                             3,530,552
Other                                                                   119,074
                                                                  -------------
  TOTAL INVESTMENT INCOME                                            29,101,537
                                                                  -------------

EXPENSES:
Investment advisory fees                                              3,222,565
Interest                                                              1,528,750
Trustees' fees and expenses                                             205,500
Professional fees                                                       184,000
Reports to shareholders                                                 148,000
Transfer agent/registrar's expenses                                      36,000
Custodian fees                                                           28,000
Other                                                                   161,807
                                                                  -------------
TOTAL EXPENSES                                                        5,514,622
                                                                  -------------
INVESTMENT INCOME - NET                                              23,586,915
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments before taxes                         2,461,275
Income tax expense                                                   (1,049,810)
                                                                  -------------
NET REALIZED GAIN ON INVESTMENTS                                      1,411,465
                                                                  -------------
Net change in unrealized appreciation of investments
before taxes                                                         (5,247,969)
Net change in deferred income tax expense                               651,017
                                                                  -------------
NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS                 (4,596,952)
                                                                  -------------
NET LOSS ON INVESTMENTS                                              (3,185,487)
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  20,401,428
                                                                  =============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MassMutual Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2007

NET DECREASE IN CASH:
Cash flows from operating activities:
  Purchases/Proceeds/Maturities from short-term portfolio
  securities, net                                                 $ (12,012,550)
  Purchase of portfolio securities                                 (119,755,220)
  Proceeds from disposition of portfolio securities                 122,311,555
  Interest, dividends, and other received                            28,014,076
  Interest expense paid                                              (1,506,049)
  Operating expenses paid                                            (3,997,628)
  Income taxes paid                                                  (6,452,712)
                                                                  -------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                           6,601,472
                                                                  -------------

Cash flows from financing activities:
  Proceeds from issuance of Notes                                    30,000,000
  Repayment of Notes                                                (20,000,000)
  Cash dividends paid from net investment income                    (23,743,349)
  Cash dividends paid from net realized gain on investments            (125,491)
  Receipts for shares issued on reinvestment of dividends             2,751,359
                                                                  -------------
  NET CASH USED FOR FINANCING ACTIVITIES                            (11,117,481)
                                                                  -------------

NET DECREASE IN CASH                                                 (4,516,009)
Cash - beginning of year                                              5,184,468
                                                                  -------------
CASH - END OF YEAR                                                $     668,459
                                                                  -------------

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING ACTIVITIES:
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  20,401,428
                                                                  -------------
  Increase in investments                                            (6,803,281)
  Decrease in interest and dividends receivable                          79,490
  Increase in receivable for investments sold                        (1,034,922)
  Decrease in investment advisory fee payable                            (1,646)
  Increase in interest payable                                           22,701
  Decrease in accrued expenses                                          (10,109)
  Decrease in accrued taxes payable                                  (6,053,919)
  Increase in other payables                                              1,730
                                                                  -------------
TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                     (13,799,956)
                                                                  -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                         $   6,601,472
                                                                  =============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
10

                                                  MassMutual Corporate Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2007 and 2006

                                                          2007          2006
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Investment income - net                            $ 23,586,915  $ 20,681,143
  Net realized gain on investments                      1,411,465    12,301,691
  Net change in unrealized appreciation of
    investments                                        (4,596,952)    2,456,052
                                                     ------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   20,401,428    35,438,886
                                                     ------------  ------------

Increase from common shares issued on reinvestment
  of dividends Common shares issued (2007 - 87,700;
  2006 - 84,966)                                        2,751,359     2,619,000
Dividends to shareholders from:
  Net investment income (2007 - $2.57 per share;
 2006 - $2.47 per share)                              (23,679,411)  (22,518,167)
  Net realized gains on investments (2006 - $0.01
  per share)                                                  --       (125,491)
                                                     ------------  ------------
  TOTAL (DECREASE) INCREASE IN NET ASSETS                (526,624)   15,414,228
                                                     ------------  ------------
NET ASSETS, BEGINNING OF YEAR                         251,689,646   236,275,418
                                                     ------------  ------------
NET ASSETS, END OF YEAR (INCLUDING UNDISTRIBUTED
NET INVESTMENT INCOME OF $1,765,219 AND $1,798,902,
RESPECTIVELY)                                        $251,163,022  $251,689,646
                                                     ============  ============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

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                                                                              11

MassMutual Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

                                                        For the years ended December 31,
                                              2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE: BEGINNING OF YEAR         $    27.51  $    26.06  $    24.34  $    21.84  $    19.40
                                           ----------  ----------  ----------  ----------  ----------
Net investment income (a)                        2.56        2.27        2.03        2.00        1.44
Net realized and unrealized
  gain (loss) on investments                    (0.35)       1.62        1.96(b)     2.64        2.83
                                           ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                 2.21        3.89        3.99        4.64        4.27
                                           ----------  ----------  ----------  ----------  ----------
Dividends from net investment
  income to common shareholders                 (2.57)      (2.47)      (2.11)      (2.16)      (1.84)
Dividends from net realized gain
  on investments to common shareholders           --        (0.01)      (0.18)        --          --
Increase from dividends reinvested               0.04        0.04        0.02        0.02        0.01
                                           ----------  ----------  ----------  ----------  ----------
TOTAL DIVIDENDS                                 (2.53)      (2.44)      (2.27)      (2.14)      (1.83)
                                           ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE: END OF YEAR               $    27.19  $    27.51  $    26.06  $    24.34  $    21.84
                                           ----------  ----------  ----------  ----------  ----------
PER SHARE MARKET VALUE: END OF YEAR        $    30.20  $    34.89  $    30.05  $    28.50  $    22.90
                                           ==========  ==========  ==========  ==========  ==========

Total investment return
  Market value                                  (8.78)%     29.04%      16.95%      36.10%      27.53%
  Net asset value (c)                            8.58%      18.09%      20.04%      22.76%      22.61%
Net assets (in millions): End of year      $   251.16  $   251.69  $   236.28  $   218.51  $   193.79
Ratio of operating expenses to average
  net assets                                     1.55%       1.43%       1.78%       1.93%       2.04%
Ratio of interest expense to average net
  assets                                         0.59%       0.60%       0.73%       0.77%       0.82%
Ratio of income tax expense to average net
  assets (d)                                     0.35%       2.46%       2.84%       0.69%        --
Ratio of total expenses before custodian
  reduction to average net assets (d)            2.49%       4.53%       5.36%       3.39%       2.86%
Ratio of net expenses after custodian
  reduction to average net assets (d)            2.49%       4.49%       5.35%       3.39%       2.86%
Ratio of net investment income to average
  net assets                                     9.17%       8.19%       7.98%       8.68%       6.95%
Portfolio turnover                                 44%         35%         35%         53%         56%

(a)  Calculated using average shares.
(b)  Amount includes $0.19 per share in litigation proceeds.
(c)  Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)  As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations.
     The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

Senior securities:
  Total principal amount (in millions)     $       30  $       20  $       20  $       29  $       20
  Asset coverage per $1,000 of
    indebtedness                           $    9,372  $   13,584  $   12,814  $    8,535  $   10,689

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
12

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES - 76.90%:(A)                               PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENT INVESTMENTS - 70.18%
A H C HOLDING COMPANY, INC.
A DESIGNER AND MANUFACTURER OF BOILERS AND WATER HEATERS FOR THE COMMERCIAL SECTOR.
15% Senior Subordinated Note due 2015                                    $   2,325,205   11/21/07   $   2,278,701   $   2,310,495
Limited Partnership Interest (B)                                           14.99% int.   11/21/07         224,795         213,560
                                                                                                    -------------   -------------
                                                                                                        2,503,496       2,524,055
                                                                                                    -------------   -------------
A T I ACQUISITION COMPANY
A FOR-PROFIT POST-SECONDARY SCHOOL SERVING STUDENTS IN TEXAS, FLORIDA AND ARIZONA.
12% Senior Subordinated Note due 2012                                    $   2,125,000   04/08/04       2,125,000       2,125,000
Warrant, exercisable until 2012, to purchase
  preferred stock at $.01 per share (B)                                        13 shs.   11/16/07            --            16,630
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                        2,323 shs.   04/08/04            --            20,490
                                                                                                    -------------   -------------
                                                                                                        2,125,000       2,162,120
                                                                                                    -------------   -------------
ADVANCED TECHNOLOGIES HOLDINGS
A PROVIDER OF FACTORY MAINTENANCE SERVICES TO INDUSTRIAL COMPANIES.
15% Senior Subordinated Note due 2013                                    $   2,040,000   12/27/07       1,999,200       2,040,790
Preferred Stock (B)                                                         1,031 shs.   12/27/07         510,000         484,499
                                                                                                    -------------   -------------
                                                                                                        2,509,200       2,525,289
                                                                                                    -------------   -------------
AERO HOLDINGS, INC.
A PROVIDER OF GEOSPATIAL SERVICES TO CORPORATE AND GOVERNMENT CLIENTS.
10.5% Senior Secured Term Note due 2014                                  $   1,627,500   03/09/07       1,603,088       1,619,833
14% Senior Subordinated Note due 2015                                    $   1,260,000   03/09/07       1,130,356       1,253,586
Common Stock (B)                                                          262,500 shs.   03/09/07         262,500         249,375
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       66,116 shs.   03/09/07         111,527             661
                                                                                                    -------------   -------------
                                                                                                        3,107,471       3,123,455
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A FOR-PROFIT HOSPICE CARE PROVIDER IN THE UNITED STATES.
12% Senior Subordinated Note due 2010                                    $   2,125,000   01/22/04       1,976,800       2,043,245
Preferred Class A Unit (B)                                                  3,223 uts.          *         322,300         112,805
Common Class B Unit (B)                                                    30,420 uts.   01/22/04               1             304
Common Class D Unit (B)                                                     6,980 uts.   09/12/06               1              70
                                                                                                    -------------   -------------
*01/22/04 and 09/12/06.                                                                                 2,299,102       2,156,424
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A MANUFACTURER OF HARDWARE FOR RESIDENTIAL AND COMMERCIAL OVERHEAD GARAGE DOORS IN NORTH AMERICA.
12% Senior Subordinated Note due 2012                                    $   1,627,660   05/18/05       1,545,929       1,556,410
Common Stock (B)                                                              497 shs.   05/18/05         497,340          90,079
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          130 shs.   05/18/05         112,128          23,615
                                                                                                    -------------   -------------
                                                                                                        2,155,397       1,670,104
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               13

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
AUGUSTA SPORTSWEAR HOLDING CO.
A MANUFACTURER AND DISTRIBUTOR OF ATHLETIC APPAREL, ACTIVEWEAR AND TEAM UNIFORMS.
12% Senior Subordinated Note due 2012                                    $   1,686,800   12/31/04   $   1,598,122   $   1,686,800
Common Stock (B)                                                              520 shs.          *         519,622       1,962,746
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          137 shs.   12/31/04         119,482         519,327
                                                                                                    -------------   -------------
*12/31/04, 03/31/05, and 05/02/06.                                                                      2,237,226       4,168,873
                                                                                                    -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A DESIGNER AND MARKETER OF NICHE BRANDED CONSUMER PRODUCTS INCLUDING CANOPIES, TRAMPOLINES, IN-LINE SKATES, SKATEBOARDS, AND
URETHANE WHEELS.
12.5% Senior Subordinated Note due 2014                                  $   2,281,593   06/30/06       2,154,600       2,309,717
Preferred Stock Class A (B)                                                   879 shs.   06/30/06         268,121         248,980
Common Stock (B)                                                                 1 sh.   06/30/06             286          48,950
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          309 shs.   06/30/06          92,102          87,503
                                                                                                    -------------   -------------
                                                                                                        2,515,109       2,695,150
                                                                                                    -------------   -------------
CAPESUCCESS LLC
A PROVIDER OF DIVERSIFIED STAFFING SERVICES.
Preferred Membership Interests (B)                                          1,882 uts.   04/29/00           8,395             420
Common Membership Interests (B)                                            24,318 uts.   04/29/00         108,983           5,442
                                                                                                    -------------   -------------
                                                                                                          117,378           5,862
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A PRODUCER OF DESICCANT STRIPS USED FOR PACKAGING PHARMACEUTICAL PRODUCTS.
Common Stock (B)                                                              109 shs.          *             503         558,932
                                                                                                    -------------   -------------
*12/30/97 and 05/29/99.
                                                                                                    -------------   -------------
COEUR, INC.
A PRODUCER OF PROPRIETARY, DISPOSABLE POWER INJECTION SYRINGES.
8.75% Senior Secured Term Note due 2010                                  $     355,072   04/30/03         355,072         358,742
11.5% Senior Subordinated Note due 2011                                  $     424,818   04/30/03         402,504         426,202
Common Stock (B)                                                          126,812 shs.   04/30/03         126,812         365,028
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       87,672 shs.   04/30/03          40,804         252,364
                                                                                                    -------------   -------------
                                                                                                          925,192       1,402,336
                                                                                                    -------------   -------------
CONNECTICUT ELECTRIC, INC.
A SUPPLIER AND DISTRIBUTOR OF ELECTRICAL PRODUCTS SOLD INTO THE RETAIL AND WHOLESALE MARKETS.
12% Senior Subordinated Note due 2014                                    $   2,393,954   01/12/07       2,233,202       2,295,428
Limited Liability Company Unit Class A (B)                                156,046 uts.   01/12/07         156,046         148,244
Limited Liability Company Unit Class C (B)                                112,873 uts.   01/12/07         112,873         107,230
                                                                                                    -------------   -------------
                                                                                                        2,502,121       2,550,902
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
14

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A DESIGNER AND MANUFACTURER OF OUTDOOR AND INDOOR SYNTHETIC SPORTS FLOORING AND OTHER TEMPORARY FLOORING PRODUCTS.
Preferred Stock Series B-2 (B)                                             17,152 shs.   07/05/07   $     700,392   $     761,779
Preferred Stock Series C                                                    7,148 shs.   07/05/07         300,168         238,774
Common Stock (B)                                                              718 shs.   07/05/07          34,634               7
Limited Partnership Interest (B)                                            7.74% int.          *         189,586            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          174 shs.         **         160,233            --
                                                                                                    -------------   -------------
*08/12/04 and 01/14/05. **08/12/04 and 01/18/05.                                                        1,385,013       1,000,560
                                                                                                    -------------   -------------
CONSOLIDATED FOUNDRIES HOLDINGS
A MANUFACTURER OF ENGINEERED CAST METAL COMPONENTS FOR THE GLOBAL AEROSPACE AND DEFENSE INDUSTRIES.
12% Senior Subordinated Note due 2013                                    $   2,185,714   06/15/05       2,106,838       2,207,571
Common Stock (B)                                                              509 shs.          *         526,096       1,440,424
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          103 shs.   06/15/05         100,668         291,335
                                                                                                    -------------   -------------
*06/15/05 and 05/22/06.                                                                                 2,733,602       3,939,330
                                                                                                    -------------   -------------
COREPHARMA LLC
A MANUFACTURER OF ORAL DOSE GENERIC PHARMACEUTICALS TARGETED AT NICHE APPLICATIONS.
12% Senior Subordinated Note due 2013                                    $   2,550,000   08/04/05       2,437,862       2,562,750
Warrant, exercisable until 2013, to purchase
  common stock at $.001 per share (B)                                          20 shs.   08/04/05         137,166         109,340
                                                                                                    -------------   -------------
                                                                                                        2,575,028       2,672,090
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A MANUFACTURER, ASSEMBLER, AND INSTALLER OF A BROAD RANGE OF CAPITAL EQUIPMENT THAT IS USED IN THE EXTRUSION, CONVERSION, AND
PROCESSING OF
PLASTIC MATERIALS.
12% Senior Subordinated Note due 2014                                    $   1,847,826   10/30/06       1,735,239       1,921,739
Limited Partnership Interest (B)                                            1.82% int.   10/30/06         702,174       1,598,441
Warrant, exercisable until 2014, to purchase
  preferred stock at $.01 per share (B)                                        50 shs.   10/30/06          49,830          54,813
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           34 shs.   10/30/06          34,000         174,602
                                                                                                    -------------   -------------
                                                                                                        2,521,243       3,749,595
                                                                                                    -------------   -------------
DIRECTED ELECTRONICS, INC.
A DESIGNER AND DISTRIBUTOR OF BRAND NAME AUTOMOTIVE SECURITY SYSTEMS, AUDIO PRODUCTS AND INSTALLATION ACCESSORIES.
Common Stock (B)                                                          368,560 shs.          *       1,856,534         611,810
                                                                                                    -------------   -------------
*12/19/05 and 06/17/06.

DIVERSCO, INC./DHI HOLDINGS, INC.
A CONTRACT PROVIDER OF JANITORIAL AND EQUIPMENT MAINTENANCE SERVICES AND TEMPORARY PRODUCTION LABOR TO INDUSTRIAL CUSTOMERS.
Membership Interests of MM/Lincap
Diversco Investments Ltd. LLC (B)                                          27.20% int.   08/27/98         734,090            --
Preferred Stock (B)                                                         3,278 shs.   12/14/01       2,784,133            --
Warrants, exercisable until 2011, to purchase
  common stock of DHI Holdings, Inc. at $.01 per share (B)                 13,352 shs.          *         403,427            --
                                                                                                    -------------   -------------
*10/24/96 and 8/28/98.                                                                                  3,921,650            --
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               15

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
DUNCAN SYSTEMS, INC.
A DISTRIBUTOR OF WINDSHIELDS AND SIDE GLASS FOR THE RECREATIONAL VEHICLE MARKET.
10% Senior Secured Term Note due 2013                                    $     540,000   11/01/06   $     531,900   $     537,397
13% Senior Subordinated Note due 2014                                    $     855,000   11/01/06         766,515         849,955
Common Stock (B)                                                          180,000 shs.   11/01/06         180,000         271,028
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       56,514 shs.   11/01/06          78,160          85,094
                                                                                                    -------------   -------------
                                                                                                        1,556,575       1,743,474
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A FRANCHISER OF A VARIETY OF HOME REPAIR SERVICES.
Common Stock (B)                                                            6,906 shs.          *         690,600       1,059,428
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        2,034 shs.   10/30/03         186,469         311,967
                                                                                                    -------------   -------------
*10/30/03 and 01/02/04.                                                                                   877,069       1,371,395
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A MANUFACTURER OF PRE-FILLED SYRINGES AND PUMP SYSTEMS USED FOR INTRAVENOUS DRUG DELIVERY.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           22 shs.   06/28/04          77,208         184,972
                                                                                                    -------------   -------------
ELECTRA BICYCLE COMPANY LLC
A DESIGNER AND MARKETER OF BRANDED LEISURE BICYCLES.
10.5% Senior Secured Term Note A due 2009                                $     127,531   04/12/07         124,980         126,902
10.5% Senior Secured Term Note B due 2012                                $     707,793   04/12/07         695,658         701,380
12% Senior Secured Term Note C due 2012                                  $     510,121   04/12/07         474,967         501,356
Limited Liability Company Unit Series F                                    64,597 uts.   04/12/07          64,597          61,367
Limited Liability Company Unit Series G (B)                                 4,990 uts.   04/12/07           4,990           4,741
                                                                                                    -------------   -------------
                                                                                                        1,365,192       1,395,746
                                                                                                    -------------   -------------
ENZYMATIC THERAPY, INC.
A MANUFACTURER AND DISTRIBUTOR OF BRANDED NATURAL MEDICINES AND NUTRITIONAL SUPPLEMENTS.
Limited Partnership Interest (B)                                            1.32% int.   03/30/00         531,250         136,132
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                       29,117 shs.   03/30/00         255,000          85,441
                                                                                                    -------------   -------------
                                                                                                          786,250         221,573
                                                                                                    -------------   -------------
EVANS CONSOLES, INC.
A DESIGNER AND MANUFACTURER OF CONSOLES AND CONTROL CENTER SYSTEMS.
Common Stock                                                               90,000 shs.   05/06/04               6       1,068,390
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
A NATIONAL PROVIDER OF CUSTOMIZED DISEASE MANAGEMENT SERVICES TO LARGE SELF-INSURED EMPLOYERS.
12% Senior Subordinated Note due 2014                                    $   2,390,625   06/01/06       2,236,886       2,406,589
Preferred Unit (B)                                                            158 uts.   06/01/06         157,768         157,780
Common Unit (B)                                                             1,594 uts.   06/01/06           1,594         138,072
Common Unit Class B (B)                                                     1,386 uts.   06/01/06         122,361         120,037
                                                                                                    -------------   -------------
                                                                                                        2,518,609       2,822,478
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
16

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
FLUTES, INC.
AN INDEPENDENT MANUFACTURER OF MICRO FLUTED CORRUGATED SHEET MATERIAL FOR THE FOOD AND CONSUMER PRODUCTS PACKAGING INDUSTRIES.
10% Senior Secured Term Note due 2013                                    $     918,385   04/13/06   $     904,609   $     917,645
14% Senior Subordinated Note due 2014                                    $     555,059   04/13/06         501,736         555,287
Common Stock (B)                                                          109,436 shs.   04/13/06         109,436          50,794
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       30,940 shs.   04/13/06          48,433          14,360
                                                                                                    -------------   -------------
                                                                                                        1,564,214       1,538,086
                                                                                                    -------------   -------------
FOWLER HOLDING, INC.
A PROVIDER OF SITE DEVELOPMENT SERVICES TO RESIDENTIAL HOMEBUILDERS AND DEVELOPERS IN THE RALEIGH/DURHAM REGION OF NORTH CAROLINA.
12% Senior Subordinated Note due 2013                                    $   2,365,217   02/03/06       2,160,156       2,280,705
Common Stock (B)                                                              185 shs.   02/03/06         184,783         107,272
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          254 shs.   02/03/06         208,435         147,561
                                                                                                    -------------   -------------
                                                                                                        2,553,374       2,535,538
                                                                                                    -------------   -------------
FUEL SYSTEMS HOLDING CORPORATION
AN INDEPENDENT NORTH AMERICAN SUPPLIER OF FUEL TANKS FOR A WIDE VARIETY OF COMMERCIAL VEHICLES.
12% Senior Subordinated Note due 2014                                    $   2,337,500   01/31/06       2,189,605       2,166,085
Common Stock (B)                                                          212,500 shs.   01/31/06         212,500          42,500
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                      138,408 shs.   01/31/06         119,213          27,682
                                                                                                    -------------   -------------
                                                                                                        2,521,318       2,236,267
                                                                                                    -------------   -------------
GOLDEN COUNTRY FOODS HOLDING, INC.
A MANUFACTURER OF FROZEN APPETIZERS AND SNACKS.
12% Senior Subordinated Note due 2015                                    $   1,912,500   11/01/07       1,727,592       1,899,197
8% Series A Convertible, cumulative Preferred Stock,
  convertible into 4.25% of the fully diluted common shares               146,658 shs.   11/01/07         146,658         139,325
                                                                                                    -------------   -------------
                                                                                                        1,874,250       2,038,522
                                                                                                    -------------   -------------
H M HOLDING COMPANY
A DESIGNER, MANUFACTURER, AND IMPORTER OF PROMOTIONAL AND WOOD FURNITURE.
12% Senior Subordinated Note due 2013                                    $   2,210,000   02/10/06       2,048,925       1,105,000
Preferred Stock (B)                                                            20 shs.   09/18/07          20,238            --
Common Stock (B)                                                              340 shs.   02/10/06         340,000            --
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          126 shs.   02/10/06         116,875            --
                                                                                                    -------------   -------------
                                                                                                        2,526,038       1,105,000
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
AN ACQUIRER OF CONTROLLING OR SUBSTANTIAL INTERESTS IN MANUFACTURING AND MARKETING ENTITIES.
Series A Preferred Units (B)                                                1.19% int.    7/21/94         367,440            --
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               17

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
HOME DECOR HOLDING COMPANY
A DESIGNER, MANUFACTURER AND MARKETER OF FRAMED ART AND WALL DECOR PRODUCTS.
12.5% Senior Subordinated Note due 2012                                  $   2,043,269          *   $   1,894,387   $   2,052,239
Common Stock (B)                                                               63 shs.          *          62,742          75,239
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                          200 shs.          *         199,501         239,243
                                                                                                    -------------   -------------
*06/30/04 and 08/19/04.                                                                                 2,156,630       2,366,721
                                                                                                    -------------   -------------
INSURANCE CLAIMS MANAGEMENT, INC.
A THIRD PARTY ADMINISTRATOR PROVIDING AUTO AND PROPERTY CLAIM ADMINISTRATION SERVICES FOR INSURANCE COMPANIES.
Common Stock                                                                   69 shs.   02/27/07           2,077            --
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share                                               20 shs.   02/27/07             612            --
                                                                                                    -------------   -------------
                                                                                                            2,689            --
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A MANUFACTURER OF STEEL PROTECTIVE COMPUTER AND NETWORK SYSTEMS FOR THE INDUSTRIAL AND OFFICE ENVIRONMENTS.
12% Senior Secured Note due 2008 (D)                                     $      43,943   03/01/04               1            --
Common Stock (B)                                                              228 shs.   06/01/00         262,200            --
                                                                                                    -------------   -------------
                                                                                                          262,201            --
                                                                                                    -------------   -------------
JASON, INC.
A DIVERSIFIED MANUFACTURING COMPANY SERVING VARIOUS INDUSTRIAL MARKETS.
13% Senior Subordinated Note due 2010                                    $     963,687   08/04/00         912,699         947,364
Limited Partnership Interest of
  Saw Mill Capital Fund II, L.P. (B)                                        2.50% int.   08/03/00         886,352         802,563
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       50,870 shs.   08/04/00         115,412         161,176
                                                                                                    -------------   -------------
                                                                                                        1,914,463       1,911,103
                                                                                                    -------------   -------------
JUSTRITE MANUFACTURING AQUISITION CO.
A MANUFACTURER OF SAFETY PRODUCTS SUCH AS STORAGE CABINETS AND CONTAINERS.
12% Senior Subordinated Note due 2011                                    $   1,593,750   12/15/04       1,523,421       1,609,688
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,121 shs.   12/15/04         101,109         249,109
                                                                                                    -------------   -------------
                                                                                                        1,624,530       1,858,797
                                                                                                    -------------   -------------
K H O F HOLDINGS, INC.
A MANUFACTURER OF PREMIUM DISPOSABLE TABLEWARE PRODUCTS SERVING BOTH THE FOODSERVICE AND CONSUMER CHANNELS.
14% Senior Subordinated Note due 2014                                    $   2,329,327   10/15/07       2,282,740       2,331,236
Common Stock (B)                                                          220,673 shs.   10/15/07         220,673         209,639
                                                                                                    -------------   -------------
                                                                                                        2,503,413       2,540,875
                                                                                                    -------------   -------------
K N B HOLDINGS CORPORATION
A DESIGNER, MANUFACTURER AND MARKETER OF PRODUCTS FOR THE CUSTOM FRAMING MARKET.
13.5% Senior Subordinated Note due 2013                                  $   2,465,119   05/25/06       2,355,983       2,490,266
Common Stock (B)                                                          134,210 shs.   05/25/06         134,210         127,606
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       82,357 shs.   05/25/06          71,534          78,304
                                                                                                    -------------   -------------
                                                                                                        2,561,727       2,696,176
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
18

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
K W P I HOLDINGS CORPORATION
A MANUFACTURER AND DISTRIBUTOR OF VINYL WINDOWS AND PATIO DOORS THROUGHOUT THE NORTHWESTERN UNITED STATES.
12% Senior Subordinated Note due 2014                                    $   2,318,000   03/14/07   $   2,121,600   $   2,274,757
Common Stock (B)                                                              232 shs.   03/13/07         232,000         220,400
Warrant, exercisable until 2017, to purchase
  common stock at $.01 per share (B)                                          167 shs.   03/14/07         162,260               2
                                                                                                    -------------   -------------
                                                                                                        2,515,860       2,495,159
                                                                                                    -------------   -------------
K-TEK HOLDING CORPORATION
A MANUFACTURER OF INSTRUMENTATION FOR LIQUID AND BULK SOLIDS LEVEL DETECTION FOR PROCESS AND STORAGE TANKS.
14% Senior Secured Tranche B Note due 2015                               $   2,185,714   12/20/07       2,146,371       2,170,296
Preferred Stock (B)                                                       363,260 shs.   12/20/07         363,260         345,097
Common Stock (B)                                                          102,616 shs.   12/20/07           1,026           1,026
                                                                                                    -------------   -------------
                                                                                                        2,510,657       2,516,419
                                                                                                    -------------   -------------
MAGNATECH INTERNATIONAL, INC.
A SUPPLIER OF PROCESS EQUIPMENT AND RELATED PARTS USED IN THE MANUFACTURING OF MEDIUM AND HIGH-PRESSURE REINFORCED HOSES.
12% Senior Subordinated Note due 2014                                    $   1,168,750   04/05/06       1,093,229       1,182,471
13% Preferred Stock (B)                                                       565 shs.   04/05/06         565,335         638,823
Common Stock (B)                                                              125 shs.   04/05/06         125,048         410,087
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           13 shs.   04/05/06          12,905          42,304
                                                                                                    -------------   -------------
                                                                                                        1,796,517       2,273,685
                                                                                                    -------------   -------------
MAIL COMMUNICATIONS GROUP, INC.
A PROVIDER OF MAIL PROCESSING AND HANDLING SERVICES, LETTERSHOP SERVICES, AND COMMERCIAL PRINTING SERVICES.
12.5% Senior Subordinated Note due 2014                                  $     975,000   05/04/07         912,469         970,407
Limited Liability Company Unit (B)                                         23,000 uts.   05/04/07         300,000         285,000
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        3,375 shs.   05/04/07          43,031              34
                                                                                                    -------------   -------------
                                                                                                        1,255,500       1,255,441
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A MANUFACTURER OF CAPSULES THAT COVER THE CORK AND NECK OF WINE BOTTLES.
9.73% Senior Secured Tranche A Note due 2010 (C)                         $     492,691   09/03/04         492,691         491,130
12% Senior Secured Tranche B Note due 2011                               $     313,433   09/03/04         287,539         308,665
Limited Partnership Interest (B)                                            7.84% int.   09/03/04          58,769          40,180
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          425 shs.   09/03/04          39,473          29,031
                                                                                                    -------------   -------------
                                                                                                          878,472         869,006
                                                                                                    -------------   -------------
MICROGROUP, INC.
A MANUFACTURER OF PRECISION PARTS AND ASSEMBLIES, AND A VALUE-ADDED SUPPLIER OF METAL TUBING AND BARS.
12% Senior Subordinated Note due 2013                                    $   2,685,614          *       2,541,589       2,684,554
Common Stock (B)                                                              450 shs.          *         450,000         300,683
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          164 shs.          *         162,974         109,569
                                                                                                    -------------   -------------
*08/12/05 and 09/11/06.                                                                                 3,154,563       3,094,806
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               19

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
MOMENTUM HOLDING CO.
A DESIGNER AND SUPPLIER OF UPHOLSTERY FABRIC TO COMMERCIAL FURNITURE MANUFACTURERS AND ARCHITECTURAL AND DESIGN FIRMS.
12% Senior Subordinated Note due 2014                                    $   1,168,847   08/04/06   $   1,049,472   $   1,192,224
Limited Partnership Interest (B)                                           21.23% int.   08/04/06         106,153         165,796
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                        1,107 shs.   08/04/06         107,109         172,823
                                                                                                    -------------   -------------
                                                                                                        1,262,734       1,530,843
                                                                                                    -------------   -------------
MONESSEN HOLDING CORPORATION
A DESIGNER AND MANUFACTURER OF A BROAD LINE OF GAS, WOOD, AND ELECTRIC HEARTH PRODUCTS AND ACCESSORIES.
12% Senior Subordinated Note due 2014                                    $   2,550,000   03/31/06       2,378,749       2,419,264
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          152 shs.   03/31/06         138,125               2
                                                                                                    -------------   -------------
                                                                                                        2,516,874       2,419,266
                                                                                                    -------------   -------------
MORTON INDUSTRIAL GROUP, INC.
A MANUFACTURER OF HIGHLY ENGINEERED METAL FABRICATED COMPONENTS.
12% Senior Subordinated Note due 2014                                    $   2,440,909   08/25/06       2,256,960       2,247,801
Common Stock (B)                                                          109,091 shs.   08/25/06         109,091            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                      173,633 shs.   08/25/06         149,940            --
                                                                                                    -------------   -------------
                                                                                                        2,515,991       2,247,801
                                                                                                    -------------   -------------
MOSS, INC.
A MANUFACTURER AND DISTRIBUTOR OF LARGE DISPLAY AND EXHIBIT STRUCTURES.
Limited Partnership Interest of
  Riverside Capital Appreciation Fund I, L.P. (B)                          37.37% int.          *         348,620         602,528
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          214 shs.   12/21/05          36,647          36,991
                                                                                                    -------------   -------------
*09/20/00, 05/23/02 and 02/21/07.                                                                         385,267         639,519
                                                                                                    -------------   -------------
NABCO, INC.
A PRODUCER OF EXPLOSIVE CONTAINMENT VESSELS IN THE UNITED STATES.
14% Senior Subordinated Note due 2014                                    $     665,625   02/24/06         616,527         332,813
Limited Liability Company Unit (B)                                            825 uts.          *         825,410            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           48 shs.   02/24/06          37,188            --
                                                                                                    -------------   -------------
*02/24/06 and 06/22/07.                                                                                 1,479,125         332,813
                                                                                                    -------------   -------------
NAVIS GLOBAL
A DESIGNER, MANUFACTURER, SELLER AND SERVICER OF FINISHING MACHINERY FOR THE KNIT AND WOVEN SEGMENTS OF THE GLOBAL TEXTILE INDUSTRY.
12% Senior Subordinated Note due 2014                                    $   1,234,551   05/28/04       1,137,616       1,217,651
8.75% Senior Secured Note due 2011                                       $     573,025   05/28/04         573,025         570,860
Common Stock (B)                                                          674,157 shs.   05/28/04         674,157            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      203,912 shs.   05/28/04         130,789            --
                                                                                                    -------------   -------------
                                                                                                        2,515,587       1,788,511
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
20

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
NESCO HOLDINGS CORPORATION
A SALES AND LEASING COMPANY THAT PROVIDES EQUIPMENT TO THE ELECTRIC UTILITY, TELECOMMUNICATIONS, AND VARIOUS OTHER INDUSTRIES.
12% Senior Subordinated Note due 2015                                    $   2,125,000   08/02/07   $   1,888,243   $   2,110,507
Common Stock (B)                                                          425,000 shs.   08/02/07         425,000         403,750
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                      119,360 shs.   08/02/07         194,257           1,194
                                                                                                    -------------   -------------
                                                                                                        2,507,500       2,515,451
                                                                                                    -------------   -------------
NETSHAPE TECHNOLOGIES, INC.
A MANUFACTURER OF POWDER METAL AND METAL INJECTION MOLDED PRECISION COMPONENTS USED IN INDUSTRIAL, CONSUMER, AND OTHER APPLICATIONS.
12% Senior Subordinated Note due 2014                                    $   1,530,000   02/02/07       1,408,570       1,425,399
Limited Partnership Interest of
  Saw Mill PCG Partners LLC (B)                                             1,020 uts.   02/01/07       1,020,000         918,000
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           91 shs.   02/02/07          90,830               1
                                                                                                    -------------   -------------
                                                                                                        2,519,400       2,343,400
                                                                                                    -------------   -------------
NONNI'S FOOD COMPANY
A PRODUCER AND DISTRIBUTOR OF PREMIUM BISCOTTI AND BAGEL CHIPS IN NORTH AMERICA.
12.25% Senior Subordinated Note due 2012                                 $   1,863,462   03/29/04       1,856,139       1,894,149
10% Preferred Stock (B)                                                       255 shs.   03/29/04         255,083         259,014
Common Stock (B)                                                            6,455 shs.   03/29/04           6,455         266,821
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                        8,622 shs.   03/29/04           7,323         356,401
                                                                                                    -------------   -------------
                                                                                                        2,125,000       2,776,385
                                                                                                    -------------   -------------
NYLONCRAFT, INC.
A SUPPLIER OF ENGINEERED PLASTIC COMPONENTS FOR THE AUTOMOTIVE INDUSTRY.
9% Senior Secured Note due 2009                                          $     812,500   01/28/02         812,500         771,875
11.5% Senior Subordinated Note due 2012                                  $   1,500,000   01/28/02       1,415,094       1,125,000
Common Stock (B)                                                          312,500 shs.   01/28/02         312,500            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      243,223 shs.   01/28/02         162,045            --
                                                                                                    -------------   -------------
                                                                                                        2,702,139       1,896,875
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
DESIGNS, ENGINEERS AND ASSEMBLES HIGH PRECISION AUTOMATED PROCESS EQUIPMENT FOR THE MEDICAL DEVICE INDUSTRY, WITH A FOCUS ON
DEFIBRILLATORS AND STENTS.
10% Senior Secured Note due 2012                                         $     565,452   01/03/06         556,970         564,633
13% Senior Subordinated Note due 2013                                    $     687,241   01/03/06         620,929         686,712
Common Stock (B)                                                          322,307 shs.   01/03/06         322,307         205,812
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       75,378 shs.   01/03/06          62,824          48,133
                                                                                                    -------------   -------------
                                                                                                        1,563,030       1,505,290
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               21

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
OLYMPIC SALES, INC.
A BOAT RETAILER IN WASHINGTON STATE, OREGON, CALIFORNIA AND BRITISH COLUMBIA.
12% Senior Subordinated Note due 2008                                    $   1,022,000   08/07/98   $   1,022,000   $   1,008,874
12% Senior Subordinated Note due 2008                                    $     307,071   02/09/00         305,584         306,175
Limited Partnership Interest of Riverside VIII,
  VIII-A and VIII-B Holding Company, L.P.                                  20.58% int.          *       1,555,992            --
Warrants, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                       28,648 shs.         **         389,188            --
                                                                                                    -------------   -------------
*08/07/98, 02/23/99, 12/22/99 and 02/25/03. **08/07/98 and 02/09/00.                                    3,272,764       1,315,049
                                                                                                    -------------   -------------
ONTARIO DRIVE & GEAR LTD.
A MANUFACTURER OF ALL-WHEEL DRIVE, OFF-ROAD AMPHIBIOUS VEHICLES AND RELATED ACCESSORIES.
13% Senior Subordinated Note due 2013                                    $   1,977,885   01/17/06       1,804,187       1,977,885
Limited Liability Company Unit (B)                                          3,667 uts.   01/17/06         572,115       1,273,913
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          619 shs.   01/17/06         170,801         215,082
                                                                                                    -------------   -------------
                                                                                                        2,547,103       3,466,880
                                                                                                    -------------   -------------
P A S HOLDCO LLC
AN INDEPENDENT PROVIDER OF MAINTENANCE, REPAIR AND OVERHAUL SERVICES TO THE AEROSPACE GAS TURBINE ENGINE AND AIRFRAME MARKETS.
14% Senior Subordinated Note due 2014                                    $   2,222,219   07/03/06       2,117,761       2,266,664
Preferred Unit (B)                                                            382 uts.   07/03/06         382,150         428,008
Preferred Unit (B)                                                             69 uts.   07/03/06          68,790          77,045
Common Unit Class I (B)                                                       148 uts.   07/03/06            --           173,768
Common Unit Class L (B)                                                        31 uts.   07/03/06            --            36,722
                                                                                                    -------------   -------------
                                                                                                        2,568,701       2,982,207
                                                                                                    -------------   -------------
P I I HOLDING CORPORATION
A MANUFACTURER OF PLASTIC FILM AND BAGS FOR THE GENERAL INDUSTRIAL, MEDICAL, AND FOOD INDUSTRIES.
12% Senior Subordinated Note due 2013                                    $   2,295,000   03/31/06       2,157,753       2,340,900
Preferred Stock (B)                                                            36 shs.   03/31/06         329,596         380,176
Common Stock (B)                                                               23 shs.   03/31/06          25,500          48,237
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           13 shs.   03/31/06          11,122          28,059
                                                                                                    -------------   -------------
                                                                                                        2,523,971       2,797,372
                                                                                                    -------------   -------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A MANUFACTURER OF RUGGED, MOBILE LIQUID AND GASEOUS OXYGEN AND NITROGEN GENERATING SYSTEMS USED IN THE GLOBAL DEFENSE, OIL & GAS,
AND MEDICAL SECTORS.
12% Senior Subordinated Note due 2012                                    $   1,304,624   04/27/07       1,195,199       1,270,730
Limited Liability Company Unit (B)                                       1,754,707 uts.  04/27/07          63,233          60,011
                                                                                                    -------------   -------------
                                                                                                        1,258,432       1,330,741
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A MANUFACTURER OF PLASTIC BOTTLES AND CLOSURES FOR THE NUTRITIONAL, PHARMACEUTICAL, PERSONAL CARE AND FOOD PACKAGING MARKETS.
12% Senior Subordinated Note due 2008                                    $   2,125,000   12/19/00       2,073,492       2,122,450
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            2.42% int.   12/21/00         265,625         293,228
                                                                                                    -------------   -------------
                                                                                                        2,339,117       2,415,678
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
22

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
POSTLE ALUMINUM COMPANY LLC
A MANUFACTURER AND DISTRIBUTOR OF ALUMINUM EXTRUDED PRODUCTS.
12% Senior Subordinated Note due 2014                                    $   2,040,000   10/02/06   $   1,896,554   $   2,085,115
Limited Liability Company Unit (B)                                          1,384 uts.   10/02/06         510,000         511,930
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          344 shs.   10/02/06         124,644         127,326
                                                                                                    -------------   -------------
                                                                                                        2,531,198       2,724,371
                                                                                                    -------------   -------------
PROTEIN GENETICS, INC.
A PRODUCER OF BOVINE ARTIFICIAL INSEMINATION PRODUCTS, RELATED BREEDING AND HEALTHCARE PRODUCTS AND SPECIALTY GENETICS SOLD TO THE
DAIRY AND BEEF INDUSTRIES.
9.8% Redeemable Exchangeable Preferred Stock (B)                            1,004 shs.   08/12/94         100,350            --
Common Stock (B)                                                            2,600 shs.          *         126,866            --
                                                                                                    -------------   -------------
*08/12/94 and 11/14/01.                                                                                   227,216            --
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A DISTRIBUTOR OF AFTERMARKET AUTOMOTIVE BRAKE AND CHASSIS PRODUCTS.
12% Senior Subordinated Note due 2012                                    $   1,770,833   05/28/04       1,529,659       1,741,423
Common Stock                                                              354,166 shs.   05/28/04         354,166         128,652
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share                                          377,719 shs.   05/28/04         377,719         137,207
                                                                                                    -------------   -------------
                                                                                                        2,261,544       2,007,282
                                                                                                    -------------   -------------
QUALSERV CORPORATION
A PROVIDER OF FOODSERVICE EQUIPMENT AND SUPPLIES TO MAJOR RESTAURANT CHAINS AND THEIR FRANCHISEES.
Limited Partnership Interest (B)                                            9.26% int.   07/09/04               1            --
                                                                                                    -------------   -------------
R A J MANUFACTURING HOLDINGS LLC
A DESIGNER AND MANUFACTURER OF WOMEN'S SWIMWEAR SOLD UNDER A VARIETY OF LICENSED BRAND NAMES.
12.5% Senior Subordinated Note due 2014                                  $   2,267,190   12/15/06       2,090,362       2,312,534
Limited Liability Company Unit (B)                                          2,828 uts.   12/15/06         282,810         305,127
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            3 shs.   12/15/06         131,483         143,892
                                                                                                    -------------   -------------
                                                                                                        2,504,655       2,761,553
                                                                                                    -------------   -------------
RADIAC ABRASIVES, INC.
A MANUFACTURER OF BONDED ABRASIVE AND SUPER ABRASIVE GRINDING WHEELS IN THE UNITED STATES.
12% Senior Subordinated Note due 2014                                    $   2,260,638   02/10/06       2,113,974       2,328,457
Common Stock (B)                                                          289,362 shs.   02/10/06         289,362         353,615
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                      131,555 shs.   02/10/06         119,796         160,767
                                                                                                    -------------   -------------
                                                                                                        2,523,132       2,842,839
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A MANUFACTURER AND DISTRIBUTOR OF ACRYLIC AND CULTURED MARBLE BATHROOM PRODUCTS.
12.5% Senior Subordinated Notes due 2011                                 $   1,062,500   11/14/03         986,524       1,072,824
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          140 shs.   11/14/03         122,946         160,030
                                                                                                    -------------   -------------
                                                                                                        1,109,470       1,232,854
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               23

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A MANUFACTURER OF VERTICAL PANEL SAWS AND ROUTERS FOR THE WOOD WORKING INDUSTRY.
Class B Common Stock (B)                                                    1,480 shs.   06/02/99   $     256,212   $   1,288,038
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A MANUFACTURER OF SPORTING FIREARMS.
12% Senior Subordinated Note due 2012                                    $   1,538,793   09/10/04       1,456,391       1,569,569
Common Stock (B)                                                              612 shs.          *         642,937       1,177,144
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          134 shs.   09/10/04         113,578         257,010
                                                                                                    -------------   -------------
*09/10/04 and 10/05/07.                                                                                 2,212,906       3,003,723
                                                                                                    -------------   -------------
SMART SOURCE HOLDINGS LLC
A SHORT-TERM COMPUTER RENTAL COMPANY.
12% Senior Subordinated Note due 2015                                    $   1,961,538   08/31/07       1,782,194       1,952,867
Limited Liability Company Unit (B)                                            588 uts.   08/31/07         588,462         559,037
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                          144 shs.   08/31/07         143,846               1
                                                                                                    -------------   -------------
                                                                                                        2,514,502       2,511,905
                                                                                                    -------------   -------------
SPECIALTY FOODS GROUP, INC.
A MANUFACTURER AND DISTRIBUTOR OF BRANDED MEAT PRODUCTS.
Limited Partnership Interest of MHD Holdings LLC                            1.43% int.   08/29/00         684,724            --
                                                                                                    -------------   -------------
STANTON CARPET HOLDING CO.
A DESIGNER AND MARKETER OF HIGH AND MID-PRICED DECORATIVE CARPETS AND RUGS.
12.13% Senior Subordinated Note due 2014                                 $   2,239,024   08/01/06       2,110,719       2,254,408
Common Stock (B)                                                              311 shs.   08/01/06         310,976         373,298
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          104 shs.   08/01/06          93,293         124,325
                                                                                                    -------------   -------------
                                                                                                        2,514,988       2,752,031
                                                                                                    -------------   -------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A PROVIDER OF KITCHEN AND RESTAURANT DESIGN, EQUIPMENT FABRICATION AND INSTALLATION SERVICES.
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                      106,539 shs.   01/14/00         658,751            --
                                                                                                    -------------   -------------
SYNVENTIVE EQUITY LLC
A MANUFACTURER OF HOT RUNNER SYSTEMS USED IN THE PLASTIC INJECTION MOLDING PROCESS.
Limited Liability Company Unit (B)                                        283,333 uts.   08/20/03          63,207          14,101
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       86,780 shs.   08/21/03          19,359          19,359
                                                                                                    -------------   -------------
                                                                                                           82,566          33,460
                                                                                                    -------------   -------------
TANGENT RAIL CORPORATION
A MANUFACTURER OF RAIL TIES AND PROVIDES SPECIALTY SERVICES TO THE NORTH AMERICAN RAILROAD INDUSTRY.
13% Senior Subordinated Note due 2013                                    $   2,217,385   10/14/05       1,932,497       2,217,385
Common Stock (B)                                                            2,203 shs.   10/14/05           2,203         949,435
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                        1,167 shs.   10/14/05         294,403         502,946
                                                                                                    -------------   -------------
                                                                                                        2,229,103       3,669,766
                                                                                                    -------------   -------------

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24

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
TERRA RENEWAL SERVICES, INC.
A PROVIDER OF WASTEWATER RESIDUAL MANAGEMENT AND REQUIRED ENVIRONMENTAL REPORTING, PERMITTING, NUTRIENT MANAGEMENT PLANNING AND
RECORD KEEPING TO COMPANIES INVOLVED IN POULTRY AND FOOD PROCESSING.
9.25% Senior Secured Tranche B Note due 2012 (C)                         $   1,520,515          *   $   1,515,366   $   1,521,700
12% Senior Subordinated Note due 2014                                    $   1,162,110         **       1,109,247       1,170,096
Limited Partnership Interest of
  Saw Mill Capital Fund V, L.P.                                             2.30% int.   03/01/05         116,285         399,921
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           72 shs.   04/28/06          60,597          69,731
                                                                                                    -------------   -------------
*4/28/06 and 12/21/06. ** 04/28/06 and 09/13/06.                                                        2,801,495       3,161,448
                                                                                                    -------------   -------------
TORRENT GROUP HOLDINGS, INC.
A CONTRACTOR SPECIALIZING IN THE SALES AND INSTALLATION OF ENGINEERED DRYWELLS FOR THE RETENTION AND FILTRATION OF STORMWATER AND
NUISANCE WATER FLOW.
12.5% Senior Subordinated Note due 2013                                  $   2,239,024   10/26/07       2,102,363       2,243,568
8% Convertible Preferred Stock                                                414 shs.   10/26/07         414,051         393,348
                                                                                                    -------------   -------------
                                                                                                        2,516,414       2,636,916
                                                                                                    -------------   -------------
TOTAL EQUIPMENT & SERVICE, INC.
A MANUFACTURER OF A WIDE VARIETY OF EQUIPMENT USED IN THE OIL AND GAS INDUSTRY.
10.5% Senior Secured Term Note due 2013                                  $     851,351   03/02/07         838,581         849,827
13% Senior Subordinated Note due 2014                                    $     598,450   03/02/07         490,608         596,807
Common Stock (B)                                                          125,199 shs.   03/02/07         125,199         118,939
Warrant, exercisable until 2014 to purchase
  common stock at $.01 per share (B)                                       34,533 shs.   03/02/07          95,873             345
                                                                                                    -------------   -------------
                                                                                                        1,550,261       1,565,918
                                                                                                    -------------   -------------
THE TRANZONIC COMPANIES
A PRODUCER OF COMMERCIAL AND INDUSTRIAL SUPPLIES, SUCH AS SAFETY PRODUCTS, JANITORIAL SUPPLIES, WORK APPAREL, WASHROOM AND RESTROOM
SUPPLIES AND SANITARY CARE PRODUCTS.
13% Senior Subordinated Note due 2009                                    $   2,712,000   02/05/98       2,619,848       2,712,000
Common Stock (B)                                                              630 shs.   02/04/98         630,000         323,537
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                          444 shs.   02/05/98         368,832         228,016
                                                                                                    -------------   -------------
                                                                                                        3,618,680       3,263,553
                                                                                                    -------------   -------------
TRANSPAC HOLDING COMPANY
A DESIGNER, IMPORTER, AND WHOLESALER OF HOME DECOR AND SEASONAL GIFT PRODUCTS.
12% Senior Subordinated Note due 2015                                    $   1,773,006   10/31/07       1,650,327       1,770,354
Common Stock (B)                                                              209 shs.   10/31/07         208,589         198,161
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           94 shs.   10/31/07          87,607               1
                                                                                                    -------------   -------------
                                                                                                        1,946,523       1,968,516
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A DISTRIBUTOR OF AFTERMARKET AUTOMOTIVE TRANSMISSION PARTS.
12% Senior Subordinated Note due 2013                                    $   1,734,000   08/31/05       1,670,145       1,786,020
Common Stock (B)                                                            1,078 shs.          *       1,078,450       1,260,862
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           86 shs.   08/31/05          77,485         100,476
                                                                                                    -------------   -------------
*08/31/05 and 04/30/07.                                                                                 2,826,080       3,147,358
                                                                                                    -------------   -------------

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                                                                                                                               25

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
TRONAIR, INC.
A DESIGNER, ENGINEER AND MANUFACTURER OF GROUND SUPPORT EQUIPMENT FOR THE BUSINESS, COMMUTER AND COMMERCIAL AVIATION MARKETS.
10.5% Senior Secured Term Note due 2008                                  $     395,108   01/20/00   $     395,108   $     395,119
12% Senior Subordinated Note due 2010                                    $   1,326,500   01/20/00       1,301,454       1,327,420
Common Stock (B)                                                          227,400 shs.   01/20/00         227,400       1,273,794
Warrant, exercisable until 2010, to purchase
  common stock at $1 per share (B)                                        260,563 shs.   01/20/00          98,540       1,459,558
                                                                                                    -------------   -------------
                                                                                                        2,022,502       4,455,891
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A DESIGNER AND MANUFACTURER OF ACCESSORIES FOR HEAVY AND MEDIUM DUTY TRUCKS, PRIMARILY DUMP BODIES, HOISTS, VARIOUS FORMS OF
FLAT-BED BODIES, LANDSCAPE BODIES AND OTHER ACCESSORIES.
12% Senior Subordinated Note due 2013                                    $   2,309,541          *       2,169,810       2,253,037
Common Stock (B)                                                              742 shs.          *         800,860         523,452
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          153 shs.          *         159,894         108,112
                                                                                                    -------------   -------------
*07/19/05 and 12/22/05.                                                                                 3,130,564       2,884,601
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A MANUFACTURER AND DISTRIBUTOR OF INTERIOR DOORS.
12.5% Senior Subordinated Note due 2010                                  $     850,000   04/11/03         816,640         858,500
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        5,781 shs.   04/11/03          83,927         219,335
                                                                                                    -------------   -------------
                                                                                                          900,567       1,077,835
                                                                                                    -------------   -------------
U-LINE CORPORATION
A MANUFACTURER OF HIGH-END, BUILT-IN, UNDERCOUNTER ICE MAKING, WINE STORAGE AND REFRIGERATION APPLIANCES.
12.5% Senior Subordinated Note due 2012                                  $   1,882,100   04/30/04       1,735,911       1,872,752
Common Stock (B)                                                              182 shs.   04/30/04         182,200         143,305
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          230 shs.   04/30/04         211,736         181,231
                                                                                                    -------------   -------------
                                                                                                        2,129,847       2,197,288
                                                                                                    -------------   -------------
VICTORY VENTURES LLC
AN ACQUIRER OF CONTROLLING OR SUBSTANTIAL INTERESTS IN OTHER ENTITIES.
Series A Preferred Units                                                         1 ut.    12/2/96             937            --
                                                                                                    -------------   -------------
VISIONEERING, INC.
A DESIGNER AND MANUFACTURER OF TOOLING AND FIXTURES FOR THE AEROSPACE INDUSTRY.
10.5% Senior Secured Term Loan due 2013                                  $     802,941   05/17/07         790,897         805,222
13% Senior Subordinated Note due 2014                                    $     648,530   05/17/07         583,333         657,186
Common Stock (B)                                                          123,529 shs.   05/17/07         123,529         117,353
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       35,006 shs.   05/17/07          55,055             350
                                                                                                    -------------   -------------
                                                                                                        1,552,814       1,580,111
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
26

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
VITALITY FOODSERVICE, INC.
A NON-CARBONATED BEVERAGE DISPENSING COMPANY FOCUSED ON THE FOODSERVICE INDUSTRY.
15% Senior Subordinated Note due 2011                                    $   2,186,706   09/24/04   $   2,033,313   $   1,968,036
Common Stock (B)                                                           26,456 shs.          *         264,558         159,866
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       23,787 shs.   09/24/04         186,883         143,738
                                                                                                    -------------   -------------
*09/24/04 and 12/22/06.                                                                                 2,484,754       2,271,640
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A MANUFACTURER OF SPECIALTY PACKAGING, PRIMARILY ENVELOPES AND TAGS USED ON TEA BAGS.
12.5% Senior Subordinated Note due 2012                                  $   1,700,000   07/19/04       1,483,065       1,530,000
14.50% PIK Note due 2010                                                 $     106,250   06/30/07          97,092          95,625
Limited Liability Company Unit Class A (B)                                414,375 uts.   07/19/04         414,375            --
Limited Liability Company Unit Class B (B)                                182,935 uts.   07/19/04         182,935            --
                                                                                                    -------------   -------------
                                                                                                        2,177,467       1,625,625
                                                                                                    -------------   -------------
WAGGIN' TRAIN HOLDINGS LLC
A PRODUCER OF PREMIUM QUALITY MEAT DOG TREATS.
14% Senior Subordinated Note due 2014                                    $   2,127,348   11/15/07       2,084,801       2,111,776
Limited Liability Company Unit Class B (B)                                    423 uts.   11/15/07         422,652         401,518
Limited Liability Company Unit Class C (B)                                    423 uts.   11/15/07            --                 4
                                                                                                    -------------   -------------
                                                                                                        2,507,453       2,513,298
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A PROVIDER OF BRANDED WORKWEAR AND SPORTING GOODS APPAREL.
Limited Partnership Interest                                                0.40% int.   07/12/04           3,728          21,684
Common Stock (B)                                                            4,028 shs.   12/21/07            --            23,428
                                                                                                    -------------   -------------
                                                                                                            3,728          45,112
                                                                                                    -------------   -------------
WELLBORN FOREST HOLDING CO.
A MANUFACTURER OF SEMI-CUSTOM KITCHEN AND BATH CABINETRY.
12.13% Senior Subordinated Note due 2014                                 $   1,721,250   11/30/06       1,607,166       1,655,345
Common Stock (B)                                                              191 shs.   11/30/06         191,250         172,125
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           95 shs.   11/30/06          86,493               1
                                                                                                    -------------   -------------
                                                                                                        1,884,909       1,827,471
                                                                                                    -------------   -------------
WORKPLACE MEDIA HOLDING CO.
A DIRECT MARKETER SPECIALIZING IN PROVIDING ADVERTISERS WITH ACCESS TO CONSUMERS IN THE WORKPLACE.
13% Senior Subordinated Note due 2015                                    $   1,159,196   05/14/07       1,055,990       1,147,400
Limited Partnership Interests (B)                                          23.16% int.   05/14/07         115,800         110,014
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           88 shs.   05/14/07          83,462               1
                                                                                                    -------------   -------------
                                                                                                        1,255,252       1,257,415
                                                                                                    -------------   -------------
TOTAL PRIVATE PLACEMENT INVESTMENTS (E)                                                               173,938,980     176,268,415
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               27

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL
CORPORATE RESTRICTED SECURITIES:(A) (CONTINUED)                RATE        DATE         AMOUNT           COST         FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
RULE 144A SECURITIES - 6.72%: (A)
BONDS - 6.72%
American Tire Distributor (C)                                 11.481%    04/01/12    $  1,000,000    $    950,000    $    970,000
Bristow Group, Inc.                                            7.500     09/15/17         150,000         150,000         150,750
Calpine Corporation                                            8.750     07/15/13         500,000         465,000         537,500
Chaparral Energy, Inc.                                         8.875     02/01/17       1,500,000       1,491,780       1,353,750
Charter Communications Op LLC                                  8.000     04/30/12         250,000         249,375         241,250
Compucom Systems, Inc.                                        12.500     10/01/15       1,330,000       1,285,118       1,300,075
Douglas Dynamics LLC                                           7.750     01/15/12         630,000         632,715         544,950
G F S I, Inc. (C)                                             10.500     06/01/11         750,000         682,541         712,500
Hawker Beechcraft Acquisition Co.                              9.750     04/01/17       1,275,000       1,287,050       1,268,625
Intergen NV                                                    9.000     06/30/17         750,000         743,918         789,375
Kar Holdings, Inc.                                            10.000     05/01/15       1,000,000         924,375         892,500
Kar Holdings, Inc.                                             8.750     05/01/14          50,000          50,000          46,000
Packaging Dynamics Corporation of America                     10.000     05/01/16       1,500,000       1,498,861       1,320,000
Penhall International                                         12.000     08/01/14         650,000         666,157         604,500
Pinnacle Foods Finance LLC                                    10.625     04/01/17       2,000,000       1,807,500       1,720,000
Quebecor Media, Inc.                                           7.750     03/15/16         175,000         164,312         168,438
Rite Aid Corporation                                           9.500     06/15/17       1,600,000       1,456,496       1,324,000
Ryerson, Inc.                                                 12.000     11/01/15          65,000          65,000          64,188
Snoqualmie Entertainment Authority                             9.125     02/01/15         500,000         487,956         481,250
Steel Dynamics, Inc.                                           6.750     04/01/15         200,000         200,000         194,000
Tenneco, Inc.                                                  8.125     11/15/15         100,000         100,000          99,000
Tunica-Biloxi Gaming Authority                                 9.000     11/15/15       1,075,000       1,105,468       1,099,188
TXU Energy Company LLC                                        10.250     11/01/15       1,000,000       1,004,875         990,000
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                            17,468,497      16,871,839
                                                                                                     ------------    ------------
COMMON STOCK - 0.00%
Jordan Telecom Products (B)                                                                    70          14,000            --
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                         14,000            --
                                                                                                     ------------    ------------
TOTAL RULE 144A SECURITIES                                                                             17,482,497      16,871,839
                                                                                                     ------------    ------------
TOTAL CORPORATE RESTRICTED SECURITIES                                                                $191,421,477    $193,140,254
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
28

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES - 28.43%:(A)                       RATE        DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS - 25.20%
A M C Entertainment, Inc.                                     11.000%    02/01/16    $    815,000    $    817,266    $    857,785
Activant Solutions, Inc.                                       9.500     05/01/16         150,000         150,000         129,750
Affinia Group, Inc.                                            9.000     11/30/14       1,010,000         936,036         909,000
ALH Fin LLC / ALH Fin Corporation                              8.500     01/15/13       1,550,000       1,519,505       1,488,000
Appleton Papers, Inc.                                          8.125     06/15/11         300,000         300,000         294,375
Aramark Corporation (C)                                        8.411     02/01/15         200,000         200,000         195,000
Aramark Corporation                                            8.500     02/01/15         200,000         200,000         202,500
Atlas Pipeline Partners                                        8.125     12/15/15         200,000         200,000         198,000
Bally Total Fitness Holdings Corporation                      14.000     10/01/13          90,000          73,350          74,700
Basic Energy Services                                          7.125     04/15/16         225,000         225,000         211,500
Blockbuster, Inc. (C)                                          9.000     09/01/12         475,000         475,733         406,125
Brigham Exploration Co.                                        9.625     05/01/14       1,200,000       1,167,903       1,113,000
CCH I Holdings LLC                                            11.125     01/15/14       2,000,000       1,558,188       1,212,500
Cablevision Systems Corporation                                8.000     04/15/12       1,000,000       1,011,420         970,000
Cenveo Corporation                                             7.875     12/01/13       1,100,000       1,100,000         980,375
Cincinnati Bell, Inc.                                          8.375     01/15/14       1,100,000       1,007,500       1,072,500
Clayton Williams Energy, Inc.                                  7.750     08/01/13       1,200,000       1,179,000       1,050,000
Community Health Systems, Inc.                                 8.875     07/15/15       1,200,000       1,169,415       1,222,500
Delta Petroleum Corporation                                    7.000     04/01/15         750,000         661,875         641,250
Dynegy Holdings, Inc.                                          6.875     04/01/11         500,000         422,500         482,500
Dynegy Holdings, Inc.                                          7.500     06/01/15         500,000         445,000         467,500
Dynegy Holdings, Inc.                                          8.375     05/01/16         330,000         330,000         322,575
Edison Mission Energy                                          7.750     06/15/16          55,000          55,000          56,650
Esterline Technologies                                         7.750     06/15/13         200,000         200,000         205,000
Ford Motor Credit Co.                                          7.375     10/28/09       1,250,000       1,246,875       1,176,558
Ford Motor Credit Co.                                          8.000     12/15/16         710,000         678,050         606,113
Gencorp, Inc.                                                  9.500     08/15/13         259,000         259,000         261,590
General Motors Acceptance Corporation                          7.750     01/19/10       1,250,000       1,279,930       1,166,025
General Motors Corporation                                     8.375     07/15/33       1,400,000       1,246,000       1,127,000
Goodyear Tire & Rubber Co.                                     7.857     08/15/11       1,400,000       1,342,750       1,417,500
Graham Packaging Corporation                                   9.875     10/15/14       1,000,000         902,500         920,000
Great Lakes Dredge & Dock Corporation                          7.750     12/15/13         500,000         481,250         467,500
H C A, Inc.                                                    9.250     11/15/16         975,000         991,234       1,023,750
Hughes Network Systems                                         9.500     04/15/14       1,050,000       1,071,748       1,063,125
Idearc, Inc.                                                   8.000     11/15/16       1,000,000       1,001,990         917,500
Inergy LP                                                      8.250     03/01/16         150,000         150,000         155,250
Innophos, Inc.                                                 8.875     08/15/14          75,000          74,250          74,625
Intelsat Bermuda Ltd.                                          9.250     06/15/16       1,365,000       1,417,167       1,371,825


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               29

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES:(A) CONTINUED                      RATE        DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS, CONTINUED
Interline Brands, Inc.                                         8.125%    06/15/14    $  1,300,000    $  1,291,107    $  1,287,000
Koppers, Inc.                                                  9.875     10/15/13         477,000         477,000         502,043
Lear Corporation                                               8.750     12/01/16       1,940,000       1,844,050       1,765,400
Leucadia National Corporation                                  7.000     08/15/13         650,000         659,649         622,375
Liberty Media Corporation                                      5.700     05/15/13       1,000,000         951,610         926,412
Majestic Star Casino LLC                                       9.500     10/15/10         500,000         500,000         472,500
Manitowoc Company, Inc.                                        7.125     11/01/13         200,000         200,000         198,000
Mariner Energy, Inc.                                           8.000     05/15/17         800,000         805,284         761,000
Markwest Energy Operating Co.                                  6.875     11/01/14         775,000         763,000         738,188
Mediacom Broadband LLC                                         8.500     10/15/15       1,500,000       1,518,006       1,329,375
Metaldyne Corporation                                         11.000     06/15/12         750,000         601,250         483,750
Metaldyne Corporation (C)                                     10.000     11/01/13         510,000         513,113         420,750
N R G Energy, Inc.                                             7.375     02/01/16         175,000         175,000         170,625
N T L Cable PLC                                                9.125     08/15/16       1,380,000       1,417,172       1,366,200
Newark Group, Inc.                                             9.750     03/15/14         850,000         796,863         811,750
North American Energy Partners                                 8.750     12/01/11       1,165,000       1,175,971       1,150,438
O E D Corp./Diamond Jo Company Guarantee                       8.750     04/15/12       1,000,000         985,960       1,000,000
Petrohawk Energy Corporation                                   9.125     07/15/13       1,500,000       1,523,949       1,578,750
Pliant Corporation                                            11.125     09/01/09         550,000         539,000         453,750
Pliant Corporation (C)                                        11.850     06/15/09         990,634       1,000,995       1,010,447
Polypore, Inc.                                                 8.750     05/15/12       1,960,000       1,893,800       1,915,900
Pregis Corporation                                            12.375     10/15/13       1,000,000         981,490       1,060,000
Quality Distribution, Inc.                                     9.000     11/15/10       1,030,000       1,001,575         875,500
Quality Distribution, Inc. (C)                                 9.743     01/15/12         545,000         547,298         490,500
RBS Global & Rexnord Corporation                              11.750     08/01/16         275,000         284,646         268,813
Rental Service Corporation                                     9.500     12/01/14       1,500,000       1,489,735       1,342,500
Sheridan Acquisition Corporation                              10.250     08/15/11         375,000         370,001         375,000
Stanadyne Corporation                                         10.000     08/15/14       1,500,000       1,500,000       1,447,500
Stewart & Stevenson LLC                                       10.000     07/15/14       1,500,000       1,537,510       1,507,500
Stratos Global                                                 9.875     02/15/13         575,000         578,292         606,625
Tekni-Plex, Inc.                                               8.750     11/15/13         650,000         655,303         614,250
Tenneco, Inc.                                                  8.625     11/15/14       1,000,000       1,002,383         982,500
Texas Industries, Inc.                                         7.250     07/15/13          70,000          70,000          68,600
Titan International, Inc.                                      8.000     01/15/12         150,000         150,000         144,750
Trimas Corporation                                             9.875     06/15/12         823,000         764,250         802,425
Triton PCS, Inc.                                               8.500     06/01/13         550,000         550,000         569,250
Tube City IMS Corporation                                      9.750     02/01/15       1,000,000       1,010,205         900,000
United Components, Inc.                                        9.375     06/15/13       1,080,000       1,081,127       1,066,500

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

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES:(A) CONTINUED                      RATE        DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS, CONTINUED
United Rentals, Inc.                                           7.750%    11/15/13    $    625,000    $    625,000    $    543,750
United Rentals, Inc.                                           7.000     02/15/14         500,000         500,000         418,750
Valassis Communications, Inc.                                  8.250     03/01/15         165,000         161,019         147,056
Vought Aircraft Industries                                     8.000     07/15/11       1,000,000         998,989         947,500
Warner Music Group Corporation                                 7.375     04/15/14         275,000         275,000         211,750
Waste Services, Inc.                                           9.500     04/15/14       1,100,000       1,121,747       1,072,500
Yankee Acquisition Corporation                                 9.750     02/15/17       1,500,000       1,473,750       1,372,500
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                            65,909,534      63,312,118
                                                                                                     ------------    ------------
COMMON STOCK - 3.0%
Bally Total Fitness Holdings Corporation (B)                                                  600           5,520              96
Comcast Corporation (B)                                                                    33,200         613,868         606,232
EnerNOC, Inc. (B)                                                                          46,500       1,283,262       2,283,150
ITC^DeltaCom, Inc. (B)                                                                    178,666       1,563,328         893,330
PepsiAmericas, Inc.                                                                        92,145       2,006,365       3,070,271
Supreme Industries, Inc.                                                                  115,721         267,323         671,182
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                      5,739,666       7,524,261
                                                                                                     ------------    ------------
CONVERTIBLE BONDS - 0.23%
Citadel Broadcasting Corporation                               1.875%    02/15/11    $    700,000         543,375         574,000
TOTAL CONVERTIBLE BONDS                                                                                   543,375         574,000
                                                                                                     ------------    ------------
TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 72,192,575    $ 71,410,379
                                                                                                     ------------    ------------

                                                             INTEREST      DUE         PRINCIPAL
SHORT-TERM SECURITIES:                                      RATE/YIELD     DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 7.80%
Abbey National North America LLC                               4.454%    01/03/08    $  2,249,000    $  2,248,444    $  2,248,444
Duke Energy Carolinas LLC                                      4.501     01/02/08       1,942,000       1,941,757       1,941,757
International Lease Finance Corporation                        4.387     01/04/08       2,700,000       2,699,015       2,699,015
N S T A R Electric Company                                     4.305     01/07/08       3,632,000       3,629,397       3,629,397
P P G Industries, Inc.                                         5.613     01/11/08       2,464,000       2,460,167       2,460,167
Textron Financial Corporation                                  5.706     01/02/08       5,150,000       5,149,185       5,149,185
Wisconsin Gas Company                                          4.453     01/03/08       1,473,000       1,472,635       1,472,635
                                                                                                     ------------    ------------
TOTAL SHORT-TERM SECURITIES                                                                          $ 19,600,600    $ 19,600,600
                                                                                                     ------------    ------------
TOTAL INVESTMENTS                                             113.13%                                $283,214,652    $284,151,233
                                                              ------                                 ============    ------------
Other Assets                                                    3.29                                                    8,259,419
Liabilities                                                   (16.42)                                                 (41,247,630)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $251,163,022
                                                              ======                                                 ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 12/31/07.
(D) Defaulted security; interest not accrued.
(E) Illiquid securities. At December 31, 2007, the value of these securities amounted to $176,268,415 or 70.18% of net assets.
*   Effective yield at purchase
PIK - Payment-in-kind
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               31

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
AEROSPACE - 4.37%                                                     Workplace Media Holding Co.                     $  1,257,415
Consolidated Foundries Holdings                 $  3,939,330                                                          ------------
Esterline Technologies                               205,000                                                             8,097,559
Gencorp, Inc.                                        261,590                                                          ------------
Hughes Network Systems                             1,063,125          BUILDINGS & REAL ESTATE - 1.45%
P A S Holdco LLC                                   2,982,207          K W P I Holdings Corporation                       2,495,159
Visioneering, Inc.                                 1,580,111          Texas Industries, Inc.                                68,600
Vought Aircraft Industries                           947,500          TruStile Doors, Inc.                               1,077,835
                                                ------------                                                          ------------
                                                  10,978,863                                                             3,641,594
                                                ------------                                                          ------------
AUTOMOBILE - 10.39%                                                   CHEMICAL, PLASTICS & RUBBER - 0.45%
American Tire Distributor                            970,000          Capital Specialty Plastics, Inc.                     558,932
Ford Motor Credit Co.                              1,782,671          Innophos, Inc.                                        74,625
Fuel Systems Holding Corporation                   2,236,267          Koppers, Inc.                                        502,043
General Motors Acceptance Corporation              1,166,025                                                          ------------
General Motors Corporation                         1,127,000                                                             1,135,600
Goodyear Tire & Rubber Co.                         1,417,500                                                          ------------
Jason, Inc.                                        1,911,103          CONSUMER PRODUCTS - 9.82%
Lear Corporation                                   1,765,400          Aero Holdings, Inc.                                3,123,455
Metaldyne Corporation                                904,500          ALH Fin LLC/ALH Fin Corporation                    1,488,000
Nyloncraft, Inc.                                   1,896,875          Augusta Sportswear Holding Co.                     4,168,873
Ontario Drive & Gear Ltd.                          3,466,880          Bravo Sports Holding Corporation                   2,695,150
Qualis Automotive LLC                              2,007,282          G F S I, Inc.                                        712,500
Tenneco, Inc.                                      1,081,500          K N B Holdings Corporation                         2,696,176
Titan International, Inc.                            144,750          Kar Holdings, Inc.                                   938,500
Transtar Holding Company                           3,147,358          Momentum Holding Co.                               1,530,843
United Components, Inc.                            1,066,500          R A J Manufacturing Holdings LLC                   2,761,553
                                                ------------          Royal Baths Manufacturing Company                  1,232,854
                                                  26,091,611          The Tranzonic Companies                            3,263,553
                                                ------------          Walls Industries, Inc.                                45,112
BEVERAGE, DRUG & FOOD - 4.73%                                                                                         ------------
Aramark Corporation                                  397,500                                                            24,656,569
Golden Country Foods Holding, Inc.                 2,038,522                                                          ------------
Nonni's Food Company                               2,776,385          CONTAINERS, PACKAGING & GLASS - 5.82%
PepsiAmericas, Inc.                                3,070,271          Flutes, Inc.                                       1,538,086
Rite Aid Corporation                               1,324,000          Graham Packaging Corporation                         920,000
Specialty Foods Group, Inc.                             --            Maverick Acquisition Company                         869,006
Vitality Foodservice, Inc.                         2,271,640          P I I Holding Corporation                          2,797,372
                                                ------------          Packaging Dynamics Corporation of America          1,320,000
                                                  11,878,318          Paradigm Packaging, Inc.                           2,415,678
                                                ------------          Pliant Corporation                                 1,464,197
BROADCASTING & ENTERTAINMENT - 3.22%                                  Pregis Corporation                                 1,060,000
CCH I Holdings LLC                                 1,212,500          Tekni-Plex, Inc.                                     614,250
Cablevision Systems Corporation                      970,000          Vitex Packaging Group, Inc.                        1,625,625
Cenveo Corporation                                   980,375                                                          ------------
Charter Communications Op LLC                        241,250                                                            14,624,214
Citadel Broadcasting Corporation                     574,000                                                          ------------
Comcast Corporation                                  606,232          DISTRIBUTION - 1.96%
Liberty Media Corporation                            926,412          Affinia Group, Inc.                                  909,000
Mediacom Broadband LLC                             1,329,375          Duncan Systems, Inc.                               1,743,474
                                                                      Magnatech International, Inc.                      2,273,685
                                                                      QualServ Corporation                                    --
                                                                      Strategic Equipment & Supply Corporation, Inc.          --
                                                                                                                      ------------
                                                                                                                         4,926,159
                                                                                                                      ------------

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32

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE, MANUFACTURING - 7.10%                       HEALTHCARE, EDUCATION & CHILDCARE - 3.74%
A H C Holdings Company, Inc.                    $  2,524,055          A T I Acquisition Company                       $  2,162,120
Activant Solutions, Inc.                             129,750          American Hospice Management Holding LLC            2,156,424
Arrow Tru-Line Holdings, Inc.                      1,670,104          Community Health Systems, Inc.                     1,222,500
Douglas Dynamics LLC                                 544,950          F H S Holdings LLC                                 2,822,478
Evans Consoles, Inc.                               1,068,390          H C A, Inc.                                        1,023,750
Great Lakes Dredge & Dock Corporation                467,500                                                          ------------
Polypore, Inc.                                     1,915,900                                                             9,387,272
Postle Aluminum Company LLC                        2,724,371                                                          ------------
Radiac Abrasives, Inc.                             2,842,839          HOME & OFFICE FURNISHINGS, HOUSEWARES, AND DURABLE
RBS Global & Rexnord Corporation                     268,813          CONSUMER PRODUCTS - 7.98%
Trimas Corporation                                   802,425          Connor Sport Court International, Inc.             1,000,560
Truck Bodies & Equipment International             2,884,601          H M Holding Company                                1,105,000
                                                ------------          Home Decor Holding Company                         2,366,721
                                                  17,843,698          Justrite Manufacturing Acquisition Co.             1,858,797
                                                ------------          K H O F Holdings, Inc.                             2,540,875
DIVERSIFIED/CONGLOMERATE, SERVICE - 3.83%                             Monessen Holding Corporation                       2,419,266
Advanced Technologies Holdings                     2,525,289          Stanton Carpet Holding Co.                         2,752,031
CapeSuccess LLC                                        5,862          Transpac Holdings Company                          1,968,516
Diversco, Inc./DHI Holdings, Inc.                       --            U-Line Corporation                                 2,197,288
Dwyer Group, Inc.                                  1,371,395          Wellborn Forest Holding Co.                        1,827,471
Fowler Holding, Inc.                               2,535,538                                                          ------------
Insurance Claims Management, Inc.                       --                                                              20,036,525
Interline Brands, Inc.                             1,287,000                                                          ------------
Mail Communications Group, Inc.                    1,255,441          LEISURE, AMUSEMENT, ENTERTAINMENT - 3.42%
Moss, Inc.                                           639,519          A M C Entertainment, Inc.                            857,785
                                                ------------          Bally Total Fitness Holding Corporation               74,796
                                                   9,620,044          Electra Bicycle Company LLC                        1,395,746
                                                ------------          Majestic Star Casino LLC                             472,500
ELECTRONICS - 1.47%                                                   O E D Corp/Diamond Jo Company Guarantee            1,000,000
Calpine Corporation                                  537,500          Savage Sports Holding, Inc.                        3,003,723
Connecticut Electric, Inc.                         2,550,902          Snoqualmie Entertainment Authority                   481,250
Directed Electronics, Inc.                           611,810          Tunica-Biloxi Gaming Authority                     1,099,188
                                                ------------          Warner Music Group Corporation                       211,750
                                                   3,700,212                                                          ------------
                                                ------------                                                             8,596,738
FARMING & AGRICULTURE - 1.00%                                                                                         ------------
Protein Genetics, Inc.                                  --            MACHINERY - 9.39%
Waggin' Train Holdings LLC                         2,513,298          Davis-Standard LLC                                 3,749,595
                                                ------------          Integration Technology Systems, Inc.                    --
                                                   2,513,298          K-Tek Holdings Corporation                         2,516,419
                                                ------------          Manitowoc Company, Inc.                              198,000
FINANCIAL SERVICES - 3.23%                                            Morton Industrial Group, Inc.                      2,247,801
Hawker Beechcraft Acquisition Co.                  1,268,625          Navis Global                                       1,788,511
Highgate Capital LLC                                    --            NetShape Technologies, Inc.                        2,343,400
Leucadia National Corporation                        622,375          Pacific Consolidated Holdings LLC                  1,330,741
Nesco Holdings Corp.                               2,515,451          Safety Speed Cut Manufacturing Company, Inc.       1,288,038
Penhall International                                604,500          Stanadyne Corporation                              1,447,500
Pinnacle Foods Finance LLC                         1,720,000          Stewart & Stevenson LLC                            1,507,500
Victory Ventures LLC                                    --            Supreme Industries, Inc.                             671,182
Yankee Acquisition Corporation                     1,372,500
                                                ------------
                                                   8,103,451
                                                ------------

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                                                                                                                                33

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
Synventive Equity LLC                           $     33,460          RETAIL STORES - 1.60%
Tronair, Inc.                                      4,455,891          Blockbuster, Inc.                               $    406,125
                                                ------------          Olympic Sales, Inc.                                1,315,049
                                                  23,578,038          Rental Service Corporation                         1,342,500
                                                ------------          United Rentals, Inc.                                 962,500
MEDICAL DEVICES/BIOTECH - 2.46%                                                                                       ------------
Coeur, Inc.                                        1,402,336                                                             4,026,174
E X C Acquisition Corporation                        184,972                                                          ------------
MicroGroup, Inc.                                   3,094,806          TECHNOLOGY - 2.43%
OakRiver Technology, Inc.                          1,505,290          Compucom Systems, Inc.                             1,300,075
                                                ------------          EnerNOC, Inc.                                      2,283,150
                                                   6,187,404          Smart Source Holdings LLC                          2,511,905
                                                ------------                                                          ------------
MINING, STEEL, IRON & NON PRECIOUS METALS - 0.46%                                                                        6,095,130
Ryerson, Inc.                                         64,188                                                          ------------
Steel Dynamics, Inc.                                 194,000          TELECOMMUNICATIONS - 2.34%
Tube City IMS Corporation                            900,000          Cincinnati Bell, Inc.                              1,072,500
                                                ------------          Intelsat Bermuda Ltd.                              1,371,825
                                                   1,158,188          ITC^DeltaCom, Inc.                                   893,330
                                                ------------          Jordan Telecom Products                                 --
NATURAL RESOURCES - 0.12%                                             N T L Cable PLC                                    1,366,200
Appleton Papers, Inc.                                294,375          Stratos Global                                       606,625
                                                ------------          Triton P C S, Inc.                                   569,250
                                                     294,375                                                          ------------
                                                ------------                                                             5,879,730
OIL & GAS - 3.26%                                                                                                     ------------
Atlas Pipeline Partners                              198,000          TRANSPORTATION - 2.14%
Basic Energy Services                                211,500          NABCO, Inc.                                          332,813
Brigham Exploration Co.                            1,113,000          Quality Distribution, Inc.                         1,366,000
Bristow Group, Inc.                                  150,750          Tangent Rail Corporation                           3,669,766
Chaparral Energy, Inc.                             1,353,750                                                          ------------
Clayton Williams Energy, Inc.                      1,050,000                                                             5,368,579
Delta Petroleum Corporation                          641,250                                                          ------------
Mariner Energy, Inc.                                 761,000          UTILITIES - 2.29%
North American Energy Partners                     1,150,438          Dynegy Holdings, Inc.                              1,272,575
Total Equipment & Service, Inc.                    1,565,918          Edison Mission Energy                                 56,650
                                                ------------          Inergy LP                                            155,250
                                                   8,195,606          Intergen NV                                          789,375
                                                ------------          Markwest Energy Operating Co.                        738,188
PHARMACEUTICALS - 1.15%                                               N R G Energy, Inc.                                   170,625
CorePharma LLC                                     2,672,090          Petrohawk Energy Corporation                       1,578,750
Enzymatic Therapy, Inc.                              221,573          TXU Energy Company LLC                               990,000
                                                ------------                                                          ------------
                                                   2,893,663                                                             5,751,413
                                                ------------                                                          ------------
PUBLISHING/PRINTING - 0.96%                                           WASTE MANAGEMENT / POLLUTION - 2.75%
Idearc, Inc.                                         917,500          Terra Renewal Services, Inc.                       3,161,448
Newark Group, Inc.                                   811,750          Torrent Group Holdings, Inc.                       2,636,916
Quebecor Media, Inc.                                 168,438          Waste Services, Inc.                               1,072,500
Sheridan Acquisition Corporation                     375,000                                                          ------------
Valassis Communications, Inc.                        147,056                                                             6,870,864
                                                ------------                                                          ------------
                                                   2,419,744          TOTAL CORPORATE RESTRICTED AND PUBLIC
                                                ------------          SECURITIES - 105.33%                            $264,550,633
                                                                                                                      ============

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34

                                                  MassMutual Corporate Investors
--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007

1. HISTORY
   MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

   On January 27,1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust have been included in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMCI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:
   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"), or pursuant to a transaction that is exempt from registration under the 1933 Act.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender
--------------------------------------------------------------------------------
35

                                                  MassMutual Corporate Investors
--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007

   offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $176,268,415 (70.18% of net assets) as of December 31, 2007 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2007, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

   B. ACCOUNTING FOR INVESTMENTS:
   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:
   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2007, the Trust had a net realized taxable long-term capital gain balance of $2,604,766, which the Trustees voted to retain and pay the federal capital gain tax thereon. The Trust has accrued income tax expense of $911,668 on the Statement of Operations related to the retained realized capital gains.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's PRO RATA share of income allocable to the Trust by a partnership operating
--------------------------------------------------------------------------------
36

                                                  MassMutual Corporate Investors
--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007

   company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the year ended December 31, 2007, the MMCI Subsidiary Trust has accrued income tax expense of $138,142.

   Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2007, the MMCI Subsidiary Trust has a deferred tax asset of $216,497 for which a full valuation reserve has been recorded. No future tax benefit is expected to be realized from this asset as of December 31, 2007. The MMCI Subsidiary Trust has recorded a deferred income tax benefit in the current year in the amount of $651,017 resulting from the decrease to zero of the deferred tax liability at December 31, 2006.

   In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). Management has analyzed the Trust's tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Trust's financial statements. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

   E. DISTRIBUTIONS TO SHAREHOLDERS:
   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

   As of December 31, 2007, the components of distributable earnings on a tax basis included $1,857,259 of undistributed ordinary income. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

   Net investment income and net realized gains or losses of the Trust as presented under accounting principles generally accepted in the United States of America may differ from distributable earnings due to earnings from the MMCI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and net realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2007, the Trust increased undistributed net investment income and decreased additional paid in capital by a total of $58,813 to more accurately display the Trust's capital financial position on a tax-basis in accordance with accounting principles generally accepted in the United States of America. These re-classifications had no impact on net asset value.

   The tax character of distributions declared during the years ended December 31, 2007 and 2006 was as follows:

   DISTRIBUTIONS PAID FROM:                    2007             2006
                                          -----------------------------
   Ordinary Income                        $ 23,679,411     $ 22,643,658
   Long-term Capital gains                $        --      $        --

   F. EXPENSE REDUCTION:
   Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the year ended December 31, 2007, there were no credit balances used to reduce custodian fees.
--------------------------------------------------------------------------------
37

MassMutual Corporate Investors
--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007

3. INVESTMENT SERVICES CONTRACT

   A. NEW INVESTMENT SERVICES CONTRACT:
   An Investment Services Contract between the Trust and Babson Capital, effective October 1, 2005 (the "New Contract"), provides for a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually, with no performance adjustment. The New Contract provides that for its first eighteen months, the investment advisory fee cannot exceed the amount that Babson Capital would have been paid under the prior Investment Services Contract with the Trust dated July 1, 1988 (the "Prior Contract"). The eighteen month transition period ended on March 31, 2007.

   B. SERVICES:
   Under the New Contract with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the New Contract, Babson Capital provides administration of the dayto- day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   C. PRIOR INVESTMENT SERVICES CONTRACT ADVISORY FEE:
   Under the Prior Contract, the Trust paid Babson Capital a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% of net asset value, approximately equivalent to plus or minus 0.25% on an annual basis.

   The Performance Adjustment was based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return of the Standard & Poor's Industrials Composite (formerly called the Standard & Poor's Industrial Price Index) and the Lehman Brothers Intermediate U.S. Credit Index (formerly called the Lehman Brothers Corporate Bond Index) over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Standard & Poor's Industrials Composite is not readily available to the public. Babson Capital obtained the information for this index from Factset Research Systems. The three-year annualized return for the Standard & Poor's Industrials Composite for the period ended December 31, 2007 was 10.32%. Under the Prior Contract, the Performance Adjustment was equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeded the Target Rate, the Base Fee Rate increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return was less than the Target Rate, the Base Fee Rate was reduced by the Performance Adjustment. Under the Prior Contract, the investment advisory fee payable by the Trust was equal to the Base Fee Rate (as adjusted by the Performance Adjustment) multiplied by the net asset value of the Trust as of the Valuation Date. Additionally, Babson Capital agreed to waive, for each quarter beginning July 1, 2004, the amount, if any, by which the investment advisory fee calculated in the manner described in the Prior Contract exceeded the sum of (i) 5/16 of 1% times the ending net asset value for that quarter plus or minus (ii) the Performance Adjustment applied against the average quarter end net assets for the Trust for the twelve-quarter period ending on such quarter.

4. SENIOR SECURED INDEBTEDNESS

   A. NOTE PAYABLE:
   MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the period November 15 through December 31, 2007,
--------------------------------------------------------------------------------
38

                                                  MassMutual Corporate Investors
--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007

   the Trust incurred total interest expense on the Note of $198,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

   Prior to the issuance of the Note, MassMutual held the Trust's $20,000,000 Senior Fixed Rate Convertible Note (the "Prior Note") issued by the Trust in 1995. The Prior Note matured on November 15, 2007 and accrued at 7.39% per annum. Upon maturity, all principal was returned to MassMutual (including accrued interest). For the period January 1 through November 15, 2007, the Trust incurred total interest expense on the Prior Note of $1,293,250.

   B. REVOLVING CREDIT AGREEMENT:
   The Trust entered into a Revolving Credit Agreement (the "Revolver") with The Royal Bank of Scotland PLC (the "Agent Bank") as of May 31, 2005, in the principal amount of $25,000,000, maturing May 31, 2008. The Revolver bears interest payable in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or a London Inter Bank Offered Rate ("LIBOR") Loan. Interest on Base Rate Loans equals the higher of: (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on LIBOR Rate Loans equals .37% plus the LIBOR rate, divided by 1 minus the LIBOR Reserve Rate. The Trust also incurs expense on the undrawn portion of the total Revolver at a rate of .15% per annum.

   As of December 31, 2007, there was no outstanding amount against the Revolver. For the year ended December 31, 2007, the Trust incurred total expense on the Revolver of $37,500 related to the undrawn portion.

5. PURCHASES AND SALES OF INVESTMENTS

   FOR THE YEAR ENDED                                        COST OF INVESTMENTS
   12/31/2007                                                      ACQUIRED
   -----------------------------------------------------------------------------
   Corporate restricted securities                               $ 70,920,867
   Corporate public securities                                     48,836,083
   -----------------------------------------------------------------------------

                                                                PROCEEDS FROM
                                                             SALES OR MATURITIES
   -----------------------------------------------------------------------------
   Corporate restricted securities                               $ 58,453,242
   Corporate public securities                                     64,893,234
   -----------------------------------------------------------------------------
   The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of December 31, 2007. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 2007 is $936,581 and consists of $26,497,644 appreciation and $25,561,063 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

                                                         AMOUNT       PER SHARE
   -----------------------------------------------------------------------------
   MARCH 31, 2007
   -----------------------------------------------------------------------------
   Investment income                                  $ 6,228,449
   Net investment income                                4,828,999       $ 0.53
   Net realized and unrealized
   gain on investments (net of taxes)                     426,925         0.05
   -----------------------------------------------------------------------------
   JUNE 30, 2007
   -----------------------------------------------------------------------------
   Investment income                                  $ 7,265,754
   Net investment income                                5,957,211       $ 0.64
   Net realized and unrealized
   loss on investments (net of taxes)                    (598,756)       (0.07)
   -----------------------------------------------------------------------------
   SEPTEMBER 30, 2007
   -----------------------------------------------------------------------------
   Investment income                                  $ 8,663,301
   Net investment income                                7,309,734       $ 0.80
   Net realized and unrealized
   gain on investments (net of taxes)                     871,815         0.10
   -----------------------------------------------------------------------------
   DECEMBER 31, 2007
   -----------------------------------------------------------------------------
   Investment income                                  $ 6,944,033
   Net investment income                                5,490,971       $ 0.59
   Net realized and unrealized
   loss on investments (net of taxes)                  (3,885,471)       (0.43)

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
   PERSONS
   For the year ended December 31, 2007, the Trust paid its Trustees aggregate remuneration of $188,000. During the
--------------------------------------------------------------------------------

MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------

   year the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Crandall and Joyal as "interested persons" of the Trust.

   All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the New Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2007, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

   Mr. Crandall, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital.

   The Trust did not make any payments to Babson Capital for the year ended December 31, 2007, other than amounts payable to Babson Capital pursuant to the New Contract. For the year ended December 31, 2007, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4.A:

         Preparation of the Trust's Quarterly and
           Annual Reports to Shareholders                       $ 11,478
         Preparation of the Certain of the Trust's
           Shareholder communications                              1,832
         Preparation of the Trust's Annual Proxy Statements        1,642
                                                                --------
                                                                $ 14,952
                                                                ========

8. NEW ACCOUNTING PRONOUNCEMENTS
   In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Trust does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

9. CERTIFICATIONS (UNAUDITED)
   As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.
--------------------------------------------------------------------------------
40

                                                  MassMutual Corporate Investors
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of MassMutual Corporate Investors

We have audited the accompanying statement of assets and liabilities of MassMutual Corporate Investors (the Trust), including the schedule of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2003 was audited by other independent registered public accountants whose report, dated February 6, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Corporate Investors as of December 31, 2007, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the years described above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
February 11, 2008

--------------------------------------------------------------------------------

MassMutual Corporate Investors
--------------------------------------------------------------------------------
INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROGER W. CRANDALL* (43)     Trustee       3 years/           Executive Vice President and   2       Trustee, Chairman (since 2005),
                          (since 2005)    1 year,            Chief Investment Officer               President (2003-2005), and Vice
Massachusetts Mutual Life                 10 months          (since 2005) and Co-Chief              President (2002-2003), of the
Insurance Company                                            Operating Officer (since               Trust; Director (since 2004),
1295 State Street           Chairman      1 year/            2007) of MassMutual; and               Babson Capital Europe Limited
Springfield, MA 01111     (since 2005)    7 months           Chairman (since 2005),                 (an institutional debt-fund
                                                             President (2006-2007) and              manager); Director (since
                                                             Chief Executive Officer                2004), Babson Capital Guernsey
                                                             (since 2006), Vice Chairman            Limited (an investment
                                                             (2005), Member of the Board            management company);
                                                             of Managers (since 2004),              Non-Executive Director (since
                                                             Member of the Board of                 2005), Baring Asset Management
                                                             Directors (2003-2004), and             Limited (an investment manager/
                                                             Managing Director of Babson            adviser); Chairman (since
                                                             Capital (2000-2005).                   2005), Cornerstone Real Estate
                                                                                                    Advisers LLC (an investment
                                                                                                    adviser); Director (since
                                                                                                    2003), MassMutual Corporate
                                                                                                    Value Partners Limited
                                                                                                    (investment company); Director
                                                                                                    (since 2003), MassMutual
                                                                                                    Corporate Value Limited
                                                                                                    (investment company); Director
                                                                                                    (since 2005), MassMutual
                                                                                                    Holdings (Bermuda) Ltd.
                                                                                                    (holding company); Director
                                                                                                    (since 2004), MML Assurance,
                                                                                                    Inc. (a New York insurance
                                                                                                    company); Director (since
                                                                                                    2005), Oppenheimer Acquisition
                                                                                                    Corp. (holding company);
                                                                                                    Director (since 2004),
                                                                                                    Jefferies Finance LLC (a
                                                                                                    finance company); Director
                                                                                                    (since 2004), Great Lakes LLC
                                                                                                    (investment company); Director
                                                                                                    (since 1999), SAAR Holdings CDO
                                                                                                    Ltd. (investment company);
                                                                                                    Chairman, Director, and Chief
                                                                                                    Executive Officer (since 2006),
                                                                                                    MassMutual Capital Partners
                                                                                                    (investment company); Director
                                                                                                    (since 2006), Invicta Advisers
                                                                                                    LLC (derivative trading
                                                                                                    company); Director (since
                                                                                                    2006), Invicta Capital LLC
                                                                                                    (derivative trading company);
                                                                                                    Director (since 2006), Invicta
                                                                                                    Credit LLC (derivative trading
                                                                                                    company); Director (since
                                                                                                    2006), Invicta Holdings LLC
                                                                                                    (derivative trading company);
                                                                                                    Director (since 2006),
                                                                                                    MassMutual International LLC
                                                                                                    (holding company); Trustee
                                                                                                    (since 2003), President
                                                                                                    (2003-2005), and Chairman
                                                                                                    (since 2005), MMCI Subsidiary
                                                                                                    Trust and MMPI Subsidiary
                                                                                                    Trust; and Trustee (since
                                                                                                    2005), Chairman (since 2005),
                                                                                                    President (2003-2005), and Vice
                                                                                                    President (2002-2003), of
                                                                                                    MassMutual Participation
                                                                                                    Investors (closed-end
                                                                                                    investment company advised by
                                                                                                    Babson Capital).

* Mr. Crandall is classified as an "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of
  1940, as amended) because of his position as an Officer of the Trust; and Chairman, Chief Executive Officer, and Member of the
  Board of Managers of Babson Capital.

--------------------------------------------------------------------------------
42

                                                  MassMutual Corporate Investors
--------------------------------------------------------------------------------
INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL* (63)        Trustee      3 years/            President (2001-2003) of      57      President (1999-2003) and
                           (since 2003)   10 months           Babson Capital.                       Trustee (since 2003), of the
MassMutual                                                                                          Trust; Director (since 2006),
Participation Investors                                                                             Jefferies Group, Inc.
1500 Main Street                                                                                    (financial services); Director
Suite 600, P.O. Box 15189                                                                           (since 2003), Pemco Aviation
Springfield, MA 01115-5189                                                                          Group, Inc. (aircraft
                                                                                                    maintenance and overhaul);
                                                                                                    Director (since 2007), Scottish
                                                                                                    Re Group Ltd. (global life
                                                                                                    reinsurance specialist);
                                                                                                    Trustee (since 2003),
                                                                                                    MassMutual Select Funds,
                                                                                                    formerly MassMutual
                                                                                                    Institutional Funds, (an
                                                                                                    openend investment company
                                                                                                    advised by MassMutual); Trustee
                                                                                                    (since 2003), MML Series
                                                                                                    Investment Fund (an open-end
                                                                                                    investment company advised by
                                                                                                    MassMutual); Trustee
                                                                                                    (1998-2003), Senior Vice
                                                                                                    President (1998-2001) and
                                                                                                    President (2001-2003), MMCI
                                                                                                    Subsidiary Trust and MMPI
                                                                                                    Subsidiary Trust; and President
                                                                                                    (1999-2003), Trustee (since
                                                                                                    2003), MassMutual Participation
                                                                                                    Investors (closedend investment
                                                                                                    company advised by Babson
                                                                                                    Capital).

* Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of
  Jefferies Group, Inc., which has a wholly owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an
  "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of 1940, as amended).

--------------------------------------------------------------------------------

MassMutual Corporate Investors
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. BARRETT (68)      Trustee      2 years/           President (since 2002),        2       Trustee (since 2006),
MassMutual                 (since 2006)   10 months          Barrett-Gardner Associates,            MassMutual Participation
Corporate Investors                                          Inc. (investments); and Senior         Investors (a closed-end
1500 Main Street                                             Vice President (1976-2002),            investment company advised by
Suite 600, P.O. Box 15189                                    Janney Montgomery Scott                Babson Capital).
Springfield, MA 01115-5189                                   LLC (investments).



DONALD E. BENSON (77)        Trustee      3 years/           Executive Vice President       2       Director (since 1997), MAIR
MassMutual                 (since 1986)   2 years,           and Director (since 1992),             Holdings, Inc. (commuter
Corporate Investors                       10 months          Marquette Financial                    airline holding company);
1500 Main Street                                             Companies (financial services);        Director (since 1997), First
Suite 600, P.O. Box 15189                                    Partner (since 1996), Benson           California First California
Springfield, MA 01115-5189                                   Family Limited Partnership             Financial Group Inc. (bank
                                                             No. 1 and Benson Family                holding company); and Trustee
                                                             Limited Partnership No. 2              (since 1988), MassMutual
                                                             (investment partnerships); and         Participation Investors
                                                             Partner (1987-2004), Benson,           (closed-end investment company
                                                             Pinckney, Oates Partnership            advised by Babson Capital).
                                                             (building partnership)

--------------------------------------------------------------------------------
44

                                                  MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN (51)        Trustee      1 year/            Private Investor; and          2       Trustee (since 2005),
MassMutual                 (since 2005)   10 months          Managing Director (1994-               MassMutual Participation
Corporate Investors                                          2005), Morgan Stanley.                 Investors (a closed-end
1500 Main Street                                                                                    investment company advised by
Suite 600, P.O. Box 15189                                                                           Babson Capital); Independent
Springfield, MA 01115-5189                                                                          Director (since 2006), Invicta
                                                                                                    Holdings LLC (a derivative
                                                                                                    trading company).

DONALD GLICKMAN (74)         Trustee      3 years/           Chairman (since 1992), Donald  2       Director (since 1984), Monro
MassMutual                 (since 1992)   10 months          Glickman and Company,                  Muffler Brake, Inc. (automobile
Corporate Investors                                          Inc. (private investments);            repair service); Director
1500 Main Street                                             and Partner (since 1992),              (since 1998), MSC Software,
Suite 600, P.O. Box 15189                                    J.F. Lehman & Co. (private             Corp. (simulation software);
Springfield, MA 01115-5189                                   investments).                          and Trustee (since 1992),
                                                                                                    MassMutual Participation
                                                                                                    Investors (closed-end
                                                                                                    investment company advised by
                                                                                                    Babson Capital).

--------------------------------------------------------------------------------

MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART (72)          Trustee      3 years/           Private Investor; and President 2      Director (since 2004), Texas
MassMutual                 (since 1991)   1 year,            and Director (since 1983), H           Roadhouse, Inc. (operates
Corporate Investors                       10 months          Investment Company LLC                 restaurant chain); Director
1500 Main Street                                             (family partnership).                  (since 1999), ValueClick Inc.
Suite 600, P.O. Box 15189                                                                           (internet advertising company);
Springfield, MA 01115-5189                                                                          Director (since 2002),
                                                                                                    Spectranetics Corp. (medical
                                                                                                    device company); and Trustee
                                                                                                    (since 1991), MassMutual
                                                                                                    Participation Investors
                                                                                                    (closed-end investment company
                                                                                                    advised by Babson Capital).

CORINE T. NORGAARD (70)      Trustee      3 years/           President, (2004-2005),        34      Trustee (since 2005), MML
MassMutual                 (since 1998)   2 years,           Thompson Enterprises Real              Series Investment Fund II (an
Corporate Investors                       10 months          Estate Investment; and Dean            open-end investment company
1500 Main Street                                             (1996-2004), Barney School             advised by MassMutual); Trustee
Suite 600, P.O. Box 15189                                    of Business, University of             (since 2004), MassMutual
Springfield, MA 01115-5189                                   Hartford.                              Premier Funds, formerly The DLB
                                                                                                    Fund Group (an open-end
                                                                                                    investment company advised by
                                                                                                    MassMutual); Trustee (since
                                                                                                    1993), ING Series Fund
                                                                                                    (investment company); Director
                                                                                                    (since 1992), ING Variable
                                                                                                    Series Fund; and Trustee (since
                                                                                                    1998), MassMutual Participation
                                                                                                    Investors (a closed-end
                                                                                                    investment company advised by
                                                                                                    Babson Capital).


MALEYNE M. SYRACUSE (51)     Trustee      6 months/          Managing Director (2000-        2      Trustee (since 2007),
MassMutual                 (since 2007)   4 months*          2007), JP Morgan Securities,           MassMutual Participation
Corporate Investors                                          Inc.                                   Investors (a closed-end
1500 Main Street                                                                                    investment company advised by
Suite 600, P.O. Box 15189                                                                           Babson Capital).
Springfield, MA 01115-5189

* Ms. Syracuse was appointed by the Board of Trustees to fill a newly created board seat on October 19, 2007.

--------------------------------------------------------------------------------
46

                                                  MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
OFFICERS OF THE TRUST

                                                                PRINCIPAL
                              POSITION                          OCCUPATION(S)
NAME (AGE),                   WITH          OFFICE TERM/LENGTH  DURING PAST
ADDRESS                       THE TRUST     OF TIME SERVED      5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN (50)        President    1 year/              President (since 2005), Vice President (1993-2005) of the Trust;
MassMutual                                  7 months             Vice Chairman (since 2007), Member of the Board of Managers
Corporate Investors                                              (since 2006), and Managing Director (since 2000) of Babson
1500 Main Street                                                 Capital; Trustee (since 2005), and President (since 2005) MMCI
Suite 600, P.O. Box 15189                                        Subsidiary Trust and MMPI Subsidiary Trust; and President (since
Springfield, MA 01115-5189                                       2005), Vice President (1993-2005), MassMutual Participation
                                                                 Investors.

RODNEY J. DILLMAN (55)         Vice         1 year/              Vice President, Secretary, and Chief Legal Officer (since 2006)
MassMutual                     President,   7 months             of the Trust; Vice President and Associate General Counsel
Corporate Investors            Secretary,                        (since 2000) of MassMutual; General Counsel and Secretary (since
1500 Main Street               and Chief                         2006) of Babson Capital; Secretary (since 2006), MMCI Subsidiary
Suite 600, P.O. Box 15189      Legal Officer                     Trust and MMPI Subsidiary Trust; and Vice President, Secretary,
Springfield, MA 01115-5189                                       and Chief Legal Officer (since 2006), MassMutual Participation
                                                                 Investors.

JAMES M. ROY (45)              Vice President    1 year/         Vice President and Chief Financial (since 2005), Treasurer
MassMutual                     and Chief         7 months        (2003-2005), and Associate Treasurer (1999-2003) of the Trust;
Corporate Investors            Financial Officer                 Managing Director (since 2005), and Director (2000-2005) of
1500 Main Street               Officer                           Babson Capital; Trustee (since 2005), Treasurer (since 2005),
Suite 600, P.O. Box 15189                                        and Controller (2003-2005), MMCI Subsidiary Trust and MMPI
Springfield, MA 01115-5189                                       Subsidiary Trust; and Vice President and Chief Financial Officer
                                                                 (since 2005), Treasurer (2003-2005) and Associate Treasurer
                                                                 (1999-2003), MassMutual Participation Investors.

JOHN T. DAVITT, JR. (40)       Comptroller  1 year/              Comptroller (since 2001) of the Trust; Director (since 2000) of
MassMutual                                  7 months             Babson Capital; Controller (since 2005), MMCI Subsidiary Trust
Corporate Investors                                              and MMPI Subsidiary Trust; and Comptroller (since 2001),
1500 Main Street                                                 MassMutual Participation Investors.
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

MELISSA M. LAGRANT (34)        Chief        1 year/              Chief Compliance Officer (since 2006) of the Trust; Managing
MassMutual                     Compliance   7 months             Director (since 2005) of Babson Capital; Vice President and
Corporate Investors            Officer                           Senior Compliance Trading Manager (2003-2005), Loomis, Sayles &
1500 Main Street                                                 Company, L.P.; Assistant Vice President-Business Risk Management
Suite 600, P.O. Box 15189                                        Group (2002-2003), and Assistant Vice President-Investment
Springfield, MA 01115-5189                                       Compliance (2001-2002), Zurich Scudder Investments/Deutsche
                                                                 Asset Management; and Chief Compliance Officer (since 2006),
                                                                 MassMutual Participation Investors.

RONALD S. TALAIA (39)          Treasurer    1 year/              Treasurer (since 2006) of the Trust; Director (since 2001) of
MassMutual                                  7 months             Babson Capital; and Treasurer (since 2006), MassMutual
Corporate Investors                                              Participation Investors.
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

--------------------------------------------------------------------------------

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
MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
MEMBERS OF THE BOARD OF                       [PHOTO OF BOARD OF TRUSTEES]
TRUSTEES
LEFT TO RIGHT:
Donald Glickman
Chairman,
Donald Glickman & Company, Inc.        DIVIDEND REINVESTMENT AND CASH PURCHASE
                                       PLAN
Robert E. Joyal
Retired President,                     MassMutual Corporate Investors offers a
Babson Capital Management LLC          Dividend Reinvestment and Share Purchase
                                       Plan. The Plan provides a simple way for
William J. Barrett                     shareholders to add to their holdings in
President,                             the Trust through the receipt of
Barrett-Gardner Associates, Inc.       dividend shares issued by the Trust or
                                       through there investment of cash
Michael H. Brown                       dividends in Trust shares purchased in
Private Investor                       the open market. A shareholder may join
                                       the Plan by filling out and mailing an
Donald E. Benson*                      authorization card to Shareholder
Executive Vice President               Financial Services, Inc., the Transfer
and Director,                          Agent.
Marquette Financial Companies
                                       Participating shareholders will continue
Dr. Corine T. Norgaard*                to participate until they notify the
Retired Dean,                          Transfer Agent, in writing, of their
Barney School of Business              desire to terminate participation.
University of Hartford                 Unless a shareholder elects to
                                       participate in the Plan, he or she will,
Roger W. Crandall                      in effect, have elected to receive
Executive Vice President,              dividends and distributions in cash.
Chief Investment Officer and           Participating shareholders may also make
Co-Chief Operating Officer             additional contributions to the Plan
Massachusetts Mutual Life              from their own funds. Such contributions
Insurance Company                      may be made by personal check or other
                                       means in an amount not less than $10 nor
Martin T. Hart*                        more than $5,000 per quarter. Cash
Private Investor                       contributions must be received by the
                                       Transfer Agent at least fi ve days (but
Maleyne M. Syracuse                    no more then 30 days) before the payment
Private Investor                       date of a dividend or distributions.
                                       Cash contributions must be received by
*Member of the Audit Committee         the Transfer Agent at least fi ve days
                                       (but no more then 30 days) before the
OFFICERS                               payment date of a dividend or
Roger W. Crandall                      distributions.
Chairman
                                       Whenever the Trust declares a dividend
Clifford M. Noreen                     payable in cash or shares, the Transfer
President                              Agent, acting on behalf of each
                                       participating shareholder, will take the
James M. Roy                           dividend in shares only if the net asset
Vice President & Chief                 value is lower than the market price
Financial Officer                      plus an estimated brokerage commission
                                       as of the close of business on the
Rodney J. Dillman                      valuation day. The valuation day is the
Vice President, Secretary              last day preceding the day of dividend
& Chief Legal Officer                  payment. When the dividend is to be
                                       taken in shares, the number of shares to
Jill A. Fields                         be received is determined by dividing
Vice President                         the cash dividend by the net asset value
                                       as of the close of business on the
Michael P. Hermsen                     valuation date or, if greater than net
Vice President                         asset value, 95% of the closing share
                                       price. If the net asset value of the
Mary Wilson Kibbe                      shares is higher than the market value
Vice President                         plus an estimated commission, the
                                       Transfer Agent, consistent with
Michael L. Klofas                      obtaining the best price and execution,
Vice President                         will buy shares on the open market at
                                       current prices promptly after the
Richard E. Spencer, II                 dividend payment date.
Vice President
                                       The reinvestment of dividends does not,
Ronald S. Talaia                       in anyway, relieve participating
Treasurer                              shareholders of any federal, state or
                                       local tax. For federal income tax
John T. Davitt, Jr.                    purposes, the amount reportable in
Comptroller                            respect of a dividend received in
                                       newly-issued shares of the Trust will be
Melissa M. LaGrant                     the fair market value of the shares
Chief Compliance Officer               received, which will be reportable as
                                       ordinary income and/or capital gains.

                                       As compensation for its services, the
                                       Transfer Agent receives a fee of 5% of
                                       any dividend and cash contribution (in
                                       no event in excess of $2.50 per
                                       distribution per shareholder.)

                                       Any questions regarding the Plan should
                                       be addressed to Shareholder Financial
                                       Services, Inc., Agent for MassMutual
                                       Corporate Investors' Dividend
                                       Reinvestment and Share Purchase Plan,
                                       P.O. Box 173673, Denver, CO 80217-3673.
--------------------------------------------------------------------------------

[LOGO]
MASSMUTUAL CORPORATE INVESTORS                                            CI2910

ITEM 2.  CODE OF ETHICS.

         The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          FEES BILLED TO THE REGISTRANT

                                   KPMG LLP              KPMG LLP
                                  Year Ended             Year Ended
                                  December 31,          December 31,
                                     2007                   2006
                                  ----------             ----------
         Audit Fees               $   42,500             $   40,500
         Audit-Related Fees            5,700                  5,400
         Tax Fees                     37,200                 28,500
         All Other Fees                    0                      0
                                  ----------             ----------
         Total Fees               $   85,400             $   74,400
                                  ==========             ==========

         NON-AUDIT FEES BILLED TO BABSON CAPITAL AND MASSMUTUAL

                                  KPMG LLP                KPMG LLP
                                 Year Ended              Year Ended
                                December 31,            December 31,
                                    2007                    2006
                                 ----------              ----------
         Audit-Related Fees      $1,102,280              $  912,760
         Tax Fees                         0                       0
         All Other Fees              75,000                       0
                                 ----------              ----------
         Total Fees              $1,177,280              $  912,760
                                 ==========              ==========

         The category "Audit Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital") and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, agreed upon procedures reports. Preparation of Federal, state and local income tax returns and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2007, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

         The Audit Committee reviewed the aggregate fees billed for professional services rendered by KPMG for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

         The 2006 fees billed represent final 2006 amounts, which may differ from the preliminary figures available as of the filing date of the Trust's 2007 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Trust's 2007 Annual Form N-CSR, but are now properly included in the 2006 fees billed to the Trust, Babson Capital, and MassMutual.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mci; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Martin T. Hart, and Corine T. Norgaard.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson Capital"). A summary of Babson Capital's proxy voting policies and procedures is set forth below.

         Summary of Babson Capital's Proxy Voting Policy
         -----------------------------------------------

         Babson Capital views the voting of proxies as part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. in a manner it believes is most likely to enhance the economic valve of the underlying securities and client accounts). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines.

         Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a proxy, vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable. The procedures set forth in the Policy are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict").

         Summary of Babson Capital's Proxy Voting Procedures
         ---------------------------------------------------

         Babson Capital has established a Proxy Committee that is responsible for the implementation and governance of the Policy and designated Proxy Administrators who will receive and post proxies for voting with ISS. In accordance with the Policy, Babson Capital will generally vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person authorized by the Proxy Committee (each a "Proxy Analyst"), the Proxy Committee or a designated member of the Proxy Committee determines that it is in the clients' best interest to vote against ISS's recommendation or proxy voting guidelines. In these cases, Babson Capital will vote against ISS's recommendation or proxy voting guidelines, so long as no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless
         (i) the Proxy Analyst or Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict pertinent to him or herself or a Babson Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

         No employee, officer, director, or a Board of Managers Member of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes any client proxy, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital's Chief Compliance Officer or General Counsel.

         Obtaining a Copy of the Policy
         ------------------------------

         The full text of Babson Capital's Policy is available (1) without charge, upon request, by calling 1-866-399-1516 or (2) on the Registrant's website, www.babsoncapital.com/mci.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

         PORTFOLIO MANAGER. Clifford M. Noreen serves as the President of the Registrant (since 2005) and as its Portfolio Manager. Mr. Noreen began his service to the Registrant in 1993 as a Vice President. With over 25 years of industry experience, Mr. Noreen is Vice Chairman, a Managing Director and a Member of the Board of Managers of Babson Capital Management LLC ("Babson Capital") and head of Babson Capital's Corporate Securities Group, where he oversees public equities and corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, and structured credit products. Mr. Noreen joined Massachusetts Mutual Life Insurance Company ("MassMutual"), Babson Capital's parent company, in 1985 and began leading its High Yield Team in 1992, where he was responsible for oversight of all public high yield portfolios. In 2004, Mr. Noreen assumed responsibility for Babson Capital's Public Corporate Credit Group, which included the Investment Grade and High Yield Institutional Fixed Income teams. Mr. Noreen also presently serves as President of MassMutual Participation Investors, another closed-end registered investment company advised by Babson Capital. Mr. Noreen holds a B.A. from the University of Massachusetts and an M.B.A from American International College.

         PORTFOLIO MANAGEMENT TEAM. Mr. Noreen has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

         Michael P. Hermsen, Michael L. Klofas, and Richard E. Spencer II are each a Vice President of the Registrant and a Managing Director of Babson Capital. Together they are responsible for managing Babson Capital's Mezzanine Investment and Private Equity Investments Team within the Corporate Securities Group, which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

         Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1992. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University.

         Mr. Klofas joined MassMutual in 1988 and has been an officer of the Registrant since 1989. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation.

         Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of Registrant since 1990. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

         Jill A. Fields is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio. Ms. Fields has been a Vice President of the Registrant since 2006. Ms. Fields is a Managing Director of Babson Capital with over 20 years of industry experience in high yield total return structured credit leveraged loans and private placement investing. Prior to joining Babson Capital in 1997, she was a credit analyst at Shawmut National Bank, and the Director of Corporate Bond Research at Hartford Life Insurance Group. Ms. Fields holds a B.S. from Pennsylvania State University and an M.B.A. from the University of Connecticut.

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

                                                                        NUMBER OF
                                                                        ACCOUNTS         APPROXIMATE
                                          TOTAL                         WITH             ASSET SIZE OF
                                          NUMBER      APPROXIMATE       PERFORMANCE-     PERFORMANCE-
PORTFOLIO     ACCOUNT                     OF          TOTAL ASSET       BASED            BASED ADVISORY
TEAM          CATEGORY                    ACCOUNTS    SIZE(A)           ADVISORY FEE     FEE ACCOUNTS(A)
------------  ---------------------       --------    ------------      ------------     --------------
Clifford M.   Registered Investment
Noreen(B)     Companies                       1       $126.6 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $42.2 million          1           $42.2 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A
              -----------------------------------------------------------------------------------------
Jill A.       Registered Investment
Fields        Companies                       3       $754.5 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $55.6 million          1           $55.6 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  5C      $1.8 billion           0           N/A
              -----------------------------------------------------------------------------------------
Michael P.    Registered Investment
Hermsen       Companies                       1       $126.6 million         N/A         N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $403.5 million         5           $403.5 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1D      $1.5 billion          N/A          N/A
              -----------------------------------------------------------------------------------------
Michael L.    Registered Investment
Klofas        Companies                       1       $126.6 million        N/A          N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $403.5 million         5           $403.5 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1D      $1.5 billion          N/A          N/A
              -----------------------------------------------------------------------------------------
Richard E.    Registered Investment
Spencer II    Companies                       1       $126.6 million        N/A          N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $403.5 million         5           $403.5 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1D      $1.5 billion          N/A          N/A

     (A) Account asset size has been calculated as of December 31, 2007.

     (B) Mr. Noreen, as the head of Babson Capital's Corporate Securities Group, has overall responsibility for all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products managed by Babson Capital. Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital's Corporate Securities Group.

     (C) Ms. Fields manages approximately $960 million of the general investment account of Massachusetts Mutual Life Insurance Company. These assets are represented as one account in the table above.

     (D) The listed account and managed assets represent that portion of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company for which an individual Portfolio Team member has primary day-to-day responsibility. As of December 31, 2007, Babson Capital's total general investment account assets under management were $57.7 billion dollars.

         MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Team have responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or much of such accounts or an interest in the performance of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

         It is possible that an investment opportunity may be suitable for both the Registrant and other accounts managed by a member of the Portfolio Team, but may not be available in sufficient quantities for both the Registrant and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Registrant and another account. A conflict may arise where a member of the Portfolio Team may have an incentive to treat an account preferentially as compared to the Registrant because the account pays Babson Capital a performance-based fee or a member of the Portfolio Team, Babson Capital, or an affiliate has an interest in the account. Babson Capital has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson Capital or an affiliate, whether the account is public, private, proprietary or third party. Additionally, the Registrant, MassMutual, Babson Capital, MassMutual Participation Investors, and any private investment company advised or sub-advised by Babson Capital have obtained a blanket order from the Securities and Exchange Commission pursuant to Section 17(d), and Rule 17(d)-1 thereunder, of the Investment Company Act of 1940, as amended, which sets forth the conditions by which the entities can engage in private placement co-investment activities.

         Potential material conflicts of interest may also arise related to the knowledge and timing of the Registrant's trades, investment opportunities and broker selection. A member of the Portfolio Team will have information about the size, timing and possible market impact of the Registrant's trades. It is theoretically possible that a member of the Portfolio Team could use this information for his or her personal advantage or the advantage of other accounts he manages or the possible detriment of the Registrant. For example, a member of the Portfolio Team could front run a fund's trade or short sell a security for an account immediately prior to the Registrant's sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures governing employees' personal securities transactions, the use of short sales, and trading between the Registrant and other accounts managed by members of the Portfolio Team or accounts owned by Babson Capital or its affiliates.

         With respect to securities transactions for the Registrant, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client's transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage.

         Members of the Portfolio Team may also face other potential conflicts of interest in managing the Registrant, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Registrant and the other accounts listed above.

         COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

         To help Babson Capital make informed decisions, the Company participates in annual compensation surveys of investment management firms using McLagan Partners, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

         The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson Capital. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

         Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

         BENEFICIAL OWNERSHIP. As of December 31, 2007, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

                                             DOLLAR RANGE OF BENEFICIALLY OWNED*
         PORTFOLIO TEAM:                     EQUITY SECURITIES OF THE REGISTRANT
         ---------------                     -----------------------------------
         Clifford M. Noreen                  $500,001-$1,000,000
         Jill A. Fields                      $50,001-$100,000
         Michael P. Hermsen                  $100,001-$500,000
         Michael L. Klofas                   $100,001-$500,000
         Richard E. Spencer II               None

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended. (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Babson Capital's non-qualified deferred compensation plan for certain officers of Babson Capital (the "Plan"). The Plan has an investment option that derives its value from the market value of the Registrant's shares. However, neither the Plan nor the participant in the Plan has an actual ownership interest in the Registrant's shares.)

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Corporate Investors
                ----------------------------------
By:             /s/ Clifford M. Noreen
                ----------------------------------
                Clifford M. Noreen, President
                ----------------------------------
Date:           March 7, 2008
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M. Noreen
                ----------------------------------
                Clifford M. Noreen, President
                ----------------------------------
Date:           March 7, 2008
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           March 7, 2008
                ------------------------------